UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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AppTech Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AppTech Corp.

5876 Owens Ave, Suite 100

Carlsbad, California 92008

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 29, 2021

To the Stockholders of AppTech Corp.:

Notice is hereby given that the 2021 annual meeting of stockholders (the “Annual Meeting”) of AppTech Corp., a Wyoming Corporation (the “Company”) will be held exclusively online via the Internet at https://agm.issuerdirect.com/APCX on December 29, 2021 at 10:30 a.m. Pacific Standard Time. The purposes of the meeting, as more fully described in the accompanying proxy statement (the “Proxy Statement”), are:

1.	To elect the Company’s Class I Board of Directors (the “Board”). The Board intends to present for election the following three nominees: Roz Huang, William Huff, and Michael O’Neal to serve a term of two year until our 2023 annual meeting of stockholders.

2.	To approve the 2021 AppTech Equity Incentive Plan; and

3.	To ratify the appointment of dbbmckennon LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

Our board of directors (the “Board”) has fixed the close of business on November 10, 2021, as the record date (the “Record Date”) for determining holders of our common stock and preferred stock entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof.

The Company is pleased to take advantage of the Securities and Exchange Commission (the “SEC”) rules that allow issuers to furnish proxy materials to their shareholders on the Internet. The Company believes these rules allow it to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting. Accordingly, most stockholders will not receive printed copies of our proxy materials. We instead are mailing a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials and voting via the Internet, phone, fax or mail (the “Notice”). We encourage you to review the proxy materials and vote your shares. This delivery method allows us to conserve natural resources and reduce the cost of delivery while also meeting our obligations to you, our stockholders, to provide information relevant to your continued investment in the Company. If you received the Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions in the Notice for requesting those materials.

The Notice of Annual Meeting of Stockholders is being distributed or made available to stockholders on or about November 19, 2021.

The Annual Meeting will be presented exclusively online at https://agm.issuerdirect.com/APCX. You will be able to attend the Annual Meeting online, vote your shares electronically and submit your questions to management during the Annual Meeting by visiting the aforementioned website.

Your vote is important. Whether or not you plan to attend the virtual Annual Meeting, please vote in accordance with the instructions in the Notice or mailed proxy card so that your shares will be represented at the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 29, 2021: The Company’s Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2020 are available at www.apptechcorp.com/investor-relations and www.iproxydirect.com/APCX.

Sincerely,

/s/ Jeff Moriarty
Jeff Moriarty
Carlsbad, California	Corporate Secretary
Date: November 19, 2021

AppTech Corp.

Proxy Statement

For the Annual Meeting of Stockholders

To Be Held on May 26, 2020

AppTech Corp.

5876 Owens Ave

Suite 100

Carlsbad, California 92008

(760) 707-5959

PROXY STATEMENT FOR THE

2020 ANNUAL MEETING OF STOCKHOLDERS

INTRODUCTION

2021 Annual Meeting of Stockholders

This Proxy Statement and associated proxy card are furnished in connection with the solicitation of proxies to be voted at the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of AppTech Corp. (sometimes referred to as “we,” “us,” the “Company” or “AppTech”), which will be held on December 29, 2021 at 10:30 a.m. Pacific Standard Time virtually via the Internet at https://agm.issuerdirect.com/APCX.

By visiting this website, you may attend the Annual Meeting virtually online and submit your questions to management during the Annual Meeting. By visiting our proxy materials website, you may vote your shares electronically.

Notice of Internet Availability

This Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2020 (the “Annual Report”) are available to stockholders at www.apptechcorp.com/investor-relations and www.iproxydirect.com/APCX. On or about November 19, 2021, we will begin mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on (a) how to access and review this Proxy Statement and the Annual Report via the Internet and (b) how to obtain printed copies of this Proxy Statement, the Annual Report and a proxy card. The Notice also instructs you how you may submit your proxy over the Internet. If you received a Notice and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting those materials included in the Notice.

Proposals to be Voted on at the Annual Meeting

The following matters are scheduled to be voted on at the Annual Meeting:

●	Proposal 1: To elect three (3) Class I directors nominated by our Board and named in this Proxy Statement to serve a term of one year until our 2021 annual meeting of stockholders;
●	Proposal 2: To approve the AppTech 2021 Equity Incentive Program.
●	Proposal 3: To ratify the appointment of dbbmckennon as our independent registered public accounting firm for the year ending December 31, 2021.

Cumulative voting rights are authorized but appraisal or dissenters’ rights are not applicable to these matters.

Questions and Answers about the Annual Meeting

Please see “Questions and Answers about the Annual Meeting” beginning on page 27  for important information about the proxy materials, voting, the Annual Meeting, Company documents, communications and the deadlines to submit stockholders’ proposals and director nominees for the 2022 annual meeting of stockholders.

If you have any questions, require any assistance with voting your shares or need additional copies of this Proxy Statement or voting materials, please contact:

Investor Relations

AppTech Corp.

5876 Owens Ave.

Suite 100

Carlsbad, California 92008

(760) 707-5955

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL 1

ELECTION OF CLASS I DIRECTORS

General

The Board is currently composed of seven directors with one-year and two-year terms. Resulting from the amendment to the Company’s Articles of Incorporation at the 2020 Annual Meeting, the Company staggered the Board of Directors. In order for this to occur, Class I Directors were elected to a one-year term for 2020-2021. Beginning this year, 2021, and the years thereafter, Class I Directors will be elected to two-year terms.

Directors. Our current directors are Luke D’Angelo, William Huff, Mengyin H. Liang “Roz Huang,” Michael O’Neal, Gary Wachs, and Christopher Williams, Michael Yadger.

There are no family relationships among any of our directors or executive officers.

Nominees for Election as Class I Directors at the Annual Meeting

This year’s nominees for election to the Board as Class I directors, each to serve for a term of two years expiring at the 2023 annual meeting of stockholders, or until his/her successor has been duly elected and qualified or until his earlier death, resignation or removal, are William Huff, Mengyin H. Liang “Roz Huang” and Michael O’Neal. All Class I Directors were elected in 2020 and are seeking reelection. Each of the nominees has agreed to serve as a director if elected, and we have no reason to believe that any nominee will be unable to serve if elected.

Name	Age	Positions and Offices Held with Company	Director Since
William Huff	68	Director; Audit Committee Chair	2020
Mengyin H. Liang “Roz Huang”	53	Director	2020
Michael O’Neal	66	Director; Compensation Committee Chair	2020

Below is additional information about the nominees as of the date of this Proxy Statement, including business experience, director positions held currently or at any time during the last five years, involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused our nominating and corporate governance committee and our Board to determine that he or she should continue to serve as one of our directors.

William Huff has served as a Director since 2020. Mr. Huff is a certified public accountant and brings to the Board vital expertise in finance and operations management. He has served on the Board of Directors For YHWH, Inc. (1990 – present), UE Authority, Inc. 2005 – 2019), Spada Innovations, Inc. (2010 – present) and Prilock Security, Inc. 2017 – present). Mr. Huff began his career with Arthur Andersen, and Co., and has served large companies as CFO, developing necessary systems in high growth environments. Forming his own practice 35 years ago, Mr. Huff became a marketing specialist, gaining national attention as his accounting franchise grew to top 25 in the nation in only three years. Currently, Mr. Huff is the founder and owner of YHWH, Inc. a tax and consulting firm. We believe that Mr. Huff’s experience as an entrepreneur and an accountant, as well as his extensive board experience with other companies, qualifies him to serve on our board.

The Board believes that William Huff should serve as a director of the Company.

Mengyin H. Liang ‘Roz Huang’ has served as a Director since 2020. Ms. Huang is the Founder/CEO of Dandelion Global, LLC,(2003 - present), Co-Founder/CEO of Athena Music and Wellness Therapy, Inc. (2019 - present), Member of the Board of Directors of the Alzheimer’s Association Orange County (2018 present), member of the Advisory Board of Directors of IntivaHealth Corporation (2018- present), member of the Advisory Board of Directors of University of California, Irvine, Paul Merage School of Business, Beal Center of Innovation and entrepreneurship (2020 - present), Chairwoman of International Music and Wellness Council ( 2019 - present). Roz is an innovative multi-cultural CEO, with 25 years of success in global investment/business development. Her expertise includes strategic planning in areas such as sustainability, global digital health/ wellness, energy/natural resources, education, licensing, and investor relations. She is a successful serial advisor/coach to start-ups and a public speaker. She is well-known as an influential woman leader who puts impact and humanity into each of her projects. We believe that Ms. Huang’s experience as a C-level executive and extensive board experience with other companies, qualifies her to serve on our board.

The Board believes that Mengyin H. Liang ‘Roz Huang’ should serve as a director of the Company.

Michael O’Neal has served as a Director since 2020. Mr. O’Neal is an innovative, analytical, strategic CEO with extensive B2B and B2C experience executing revenue growth and business transformations for manufacturers, retailers, and distributors of technology-based products. From 2011 - 2019, as its President Mr. O’Neal transformed Linear, a small engineering-based technology company into Nortek Security & Control, a $500M global leader in security, smart home control, health and wellness, and access control platforms and solutions. Prior to Linear/Nortek Security Control, Mr. O’Neal led several consumer technology development and manufacturing companies as well as number of retailers through transformations. In 2019, Mr. O’Neal created O’Neal and Associates, a consulting practice specializing in security, smart home and home healthcare markets. Beginning in 2020, Mr. O’Neal started working with Essence – USA, as a Business Development Executive, and became a member of the Board of Directors for the San Diego Habitat for Humanity. We believe that Mr. O’Neal’s experience as an executive for technology companies and previous board experience with other companies, qualifies him to serve on our board.

The Board believes that Michael O’Neal should serve as a director of the Company.

Required Vote and Recommendation of the Board for Proposal 1

The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of our directors. Cumulative voting is permitted. The three nominees receiving the most FOR votes among votes properly cast at the Annual Meeting will be elected to the Board as Class I directors. You may vote FOR or WITHHOLD on each nominee for election as director. Shares represented by signed proxy cards and ballots submitted via the Internet at the Annual Meeting will be voted on Proposal 1 FOR the election of Mengyin H. Liang ‘Roz Huang’, William Huff and Michael O’Neal to the Board at the Annual Meeting, unless otherwise marked on the proxy card or ballot, respectively. A broker non-vote or a properly executed proxy (or ballot) marked WITHHOLD with respect to the election of a Class I director will not be voted with respect to such director, although it will be counted for purposes of determining whether there is a quorum.

The Board unanimously recommends that you vote FOR the election of Roz Huang, William Huff and Michael O’Neal to the Board.

CORPORATE GOVERNANCE

Independent Directors

Our board of directors undertook a review of the composition of our board of directors and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, our board of directors has determined currently all of our directors, with the exception of Mr. D’Angelo, Mr. Wachs and Mr. Yadgar, qualify as an independent director for purposes of Nasdaq listing standards and SEC rules. In making that determination, our board of directors considered the relationships that each director has with the company and all other facts and circumstances the board of directors deemed relevant in determining independence, including the potential deemed beneficial ownership of our capital stock by each director, including non-employee directors that are affiliated with certain of our major stockholders. The composition and functioning of our board of directors and each of our committees will comply with all applicable requirements of Nasdaq and the rules and regulations of the SEC.

Board Committees

Our board of directors has established an audit committee, a compensation committee, and a nominating and corporate governance committee, each of which operate pursuant to a charter adopted by our board of directors on October 13, 2020, October 13, 2020, and March 17, 2020, respectively. The Board and its committees set schedules to meet throughout the year and may also hold special meetings and act by written consent from time to time as appropriate. The independent directors of the Board also hold separate regularly scheduled executive session meetings at least twice a year at which only independent directors are present. The Board has delegated various responsibilities and authority to its committees as generally described below. The committees regularly report on their activities and actions to the full Board. Currently, each member of each committee of the Board qualifies as an independent director in accordance with the Nasdaq standards described above and SEC rules and regulations. Copies of each charter is posted on our website at www.apptechcorp.com under the Investor Relations section. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

The following table provides membership and meeting information for each of the committees of the Board during 2020:

Committee	Chairman	Other Members	Number of Meetings in 2020
Audit Committee	William Huff	Mengyin H. Liang “Roz Huang” and Michael O’Neal	2
Compensation Committee	Michael O’Neal	Mengyin H. Liang “Roz Huang” and Michael O’Neal	2
Corporate Governance and Nominating Committee	Christopher Williams	Luke D’Angelo and Gary Wachs*	2

*Luke D’Angelo and Gary Wachs were replaced by William Huff and Mengyin H. Liang ‘Roz Huang’ on April 28, 2021.

The primary responsibilities of each committee are described below.

Audit Committee

William Huff, Michael O’Neal and Mengyin H. Liang ‘Roz Huang’ serve on the audit committee, which is chaired by William Huff. The audit committee’s responsibilities include:

●	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

●	pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

●	reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our consolidated financial statements;

●	reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

●	coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;

●	establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;

●	recommending based upon the audit committee’s review and discussions with management and our independent registered public accounting firm whether our audited financial statements shall be included in our Annual Report on Form 10-K;

●	monitoring the integrity of our consolidated financial statements and our compliance with legal and regulatory requirements as they relate to our consolidated financial statements and accounting matters;

●	preparing the audit committee report required by SEC rules to be included in our annual proxy statement;

●	reviewing all related person transactions for potential conflict of interest situations and approving all such transactions; and

●	reviewing quarterly earnings releases.

All services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.

All members of our audit committee will meet the requirements for financial literacy under the applicable rules and regulations of the SEC and the Nasdaq listing rules. Our board of directors has determined that William Huff qualifies as an “audit committee financial expert” within the meaning of applicable SEC regulations. In making this determination, our board of directors considered the nature and scope of experience that William Huff throughout his career as a Certified Public Account. Our board of directors has determined that all of the directors that are members of our audit committee satisfy the relevant independence requirements for service on the audit committee set forth in the rules of the SEC and the Nasdaq listing rules. Both our independent registered public accounting firm and management will periodically meet privately with our audit committee.

Both our independent registered public accounting firm and our internal financial personnel will regularly meet with, and have unrestricted access to, the audit committee.

Compensation Committee

Michael O’Neal, William Huff and Mengyin H. Liang ‘Roz Huang’ serve on the compensation committee, which is chaired by Michael O’Neal. The compensation committee’s responsibilities include:

●	annually reviewing and recommending to the board of directors the corporate goals and objectives relevant to the compensation of our Chief Executive Officer;

●	evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and based on such evaluation (i) recommending to the board of directors the cash compensation of our Chief Executive Officer and (ii) reviewing and approving grants and awards to our Chief Executive Officer under equity-based plans;

●	reviewing and approving the cash compensation of our other executive officers;

●	reviewing and establishing our overall management compensation, philosophy and policy;

●	overseeing and administering our compensation and similar plans;

●	evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq rules;

●	reviewing and approving our policies and procedures for the grant of equity-based awards;

●	reviewing and recommending to the board of directors the compensation of our directors;

●	preparing our compensation committee report if and when required by SEC rules;

●	reviewing and discussing annually with management our “Compensation Discussion and Analysis,” if and when required, to be included in our annual proxy statement; and

●	reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in the evaluation of compensation matters.

Our board of directors has determined that each member of the compensation committee is “independent” as defined in the applicable Nasdaq rules. Each member of our compensation committee will be a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act, and an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended.

Corporate Governance and Nominating Committee

In 2020, Mr. Williams, Mr. D’Angelo and Mr. Wachs served on the nominating and corporate governance committee, which is chaired by Mr. Williams. The nominating and corporate governance committee’s responsibilities include:

●	developing and recommending to the board of directors criteria for board and committee membership;

●	establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;

●	reviewing the composition of the board of directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us;

●	identifying individuals qualified to become members of the board of directors;

●	recommending to the board of directors the persons to be nominated for election as directors and to each of the board’s committees;

●	developing and recommending to the board of directors a code of business conduct and ethics and a set of corporate governance guidelines; and

●	overseeing the evaluation of our board of directors and management.

On April 28, 2021, Mengyin H. Liang ‘Roz Huang’ and William Huff replaced Luke D’Angelo and Gary Wachs, respectively as members of the corporate governance and nominating committee. The members of the Nominating and Corporate Governance Committee are currently comprised of members which are classified as “independent” as defined in the applicable Nasdaq rules. Currently, each member of our Nominating and Corporate Governance Committee will be a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act, and an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended. Prior to the replacement of Luke D’Angelo and Gary Wachs were not classified as independent in accordance with the aforementioned standards.

Our nominating and corporate governance committee determines that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements and having a general understanding of our industry. In evaluating potential nominees to the Board, the nominating and corporate governance committee considers a wide variety of qualifications, attributes and other factors and recognizes that a diversity of viewpoints and practical experience can enhance the effectiveness of the Board. Accordingly, as part of its evaluation of each candidate, the nominating and corporate governance committee takes into account that candidate’s background, experience, qualifications, attributes and skills that may complement, supplement or duplicate those of other prospective candidates and current directors.

Our corporate governance and nominating committee also considers candidates proposed in writing by stockholders, provided such proposal meets the eligibility requirements for submitting stockholder proposals under our amended and restated bylaws and is accompanied by adequate information about the candidate and the stockholder submitting the proposal. Our corporate governance and nominating committee evaluates candidates proposed by stockholders by using the same criteria as for all other candidates.

Our corporate governance and nominating committee is also responsible for reviewing developments in corporate governance practices, evaluating the adequacy of our corporate governance practices and reporting and making recommendations to the Board concerning corporate governance matters. Our nominating and corporate governance committee has not adopted a policy regarding the consideration of diversity in identifying director nominees.

Board Meetings and Attendance

The Board held 8 meetings in 2020. During 2020, each incumbent member of the Board attended 75% or more of the aggregate of (a) the total number of Board meetings held during the period of such member’s service and (b) the total number of meetings of committees on which such member served, during the period of such member’s service.

Director Attendance at Annual Meetings of Stockholders

Directors are encouraged, but not required, to attend our annual stockholder meetings. All of our directors attended our last annual meeting.

Compensation Committee Interlocks and Insider Participation

Our compensation committee was formed on October 13, 2020. None of the members of our compensation committee is, or has at any time during the prior three years been, one of our officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or compensation committee.

Risk Oversight

The Board oversees the management of risks inherent in the operation of our business and the implementation of our business strategies. The Board performs this oversight role by using several different levels of review. In connection with its reviews of the operations and corporate functions of our Company, the Board addresses the primary risks associated with those operations and corporate functions. In addition, the Board reviews the risks associated with our Company’s business strategies periodically throughout the year as part of its consideration of undertaking any such business strategies.

Each of our Board committees will also oversee the management of our Company’s risk that falls within the committee’s areas of responsibility. In performing this function, each committee will have full access to management, as well as the ability to engage advisors. Our Chief Financial Officer, Corporate Counsel and other members of management will report to the audit committee with respect to risk management, and our Chief Financial Officer and our Corporate Counsel are responsible for identifying, evaluating and implementing risk management controls and methodologies to address any identified risks. In connection with its risk management role, our audit committee will meet privately with representatives from our independent registered public accounting firm and our Chief Financial Officer, Corporate Counsel and other members of management. The audit committee will oversee the operation of our risk management program, including the identification of the primary risks associated with our business and periodic updates to such risks and reports to the Board regarding these activities.

Employee Compensation Risks

As part of its oversight of our executive compensation program, the compensation committee will consider the impact of our executive compensation program, and the incentives created by the compensation awards that it administers, on our risk profile. In addition, the compensation committee will review the compensation policies and procedures for all employees, including the incentives that they create and factors that may reduce the likelihood of excessive risk taking, to determine whether they present a significant risk to us.

Code of Ethics and Business Conduct

We have adopted a written code of business ethics and conduct (the “Code of Ethics and Business Conduct”) that applies to all of our directors, officers and employees, including our Chief Executive Officer and Chief Financial Officer. The objective of the Code of Ethics and Business Conduct is to provide guidelines for maintaining our integrity, reputation, honesty, objectivity and impartiality. The Code of Business Conduct addresses conflicts of interest, confidentiality, fair dealing with stockholders, competitors and employees, insider trading, compliance with laws and reporting any illegal or unethical behavior. As part of the Code of Business Conduct, any person subject to the Code of Ethics and Business Conduct is required to avoid or fully disclose interests or relationships that are harmful or detrimental to our best interests or that may give rise to real, potential or the appearance of conflicts of interest. Our Board will have ultimate responsibility for the stewardship of the Code of Conduct, and it will monitor compliance through our Corporate Governance and Nominating Committee. Directors, officers, and employees will be required to annually certify that they have not violated the Code of Ethics and Business Conduct. Our Code of Business Conduct reflects the foregoing principles. The full text of our Code of Business Conduct is published on our website at https://www.apptechcorp.com/investor-relations/.

We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K relating to amendments to or waivers from any provision of the Code of Ethics and Business Conduct applicable to our Chief Executive Officer and Chief Financial Officer by posting such information on our website https://www.apptechcorp.com.

Limitation of Liability and Indemnification

These agreements, among other things, require us to indemnify these individuals for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by such person in any action or proceeding, including any action by or in our right, on account of any services undertaken by such person on behalf of our company or that person’s status as a member of our board of directors to the maximum extent allowed under the relevant state law and our amended and restated bylaws.

Our amended and restated bylaws contain provisions relating to the limitation of liability and indemnification of directors. The restated certificate of incorporation provides that our directors will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duty as a director.

Communications to the Board

Stockholders interested in communicating with the independent directors regarding their concerns or issues may address correspondence to a particular director or to the independent directors generally, care of AppTech Corp., 5876 Owens Avenue Suite 100, Carlsbad, CA, 92008, Attn: Secretary Jeff Moriarty. The Secretary of the Company has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any inappropriate communications. If the Secretary of the Company deems a communication to be appropriate, he will forward it, depending on the subject matter, to the Chairman of the Board, the chair of a committee of the Board, the full Board or a particular director, as appropriate.

Director & Advisor Compensation

The following table describes our current non-employee director and advisor compensation program, which consists of annual restricted stock unit retainers paid in four quarterly payments and options to purchase shares of our common stock:

Term	Compensation
Annual Restricted Stock Unit Retainer for All Non-Employee Directors	50,000 restricted stock units of AppTech common stock
Chairman of Board (if non-employee)	Additional annual retainer of 25,000 restricted stock units
Lead Non-Employee Director	Additional annual retainer of 15,000 restricted stock units
Chair of Audit Committee	Additional annual retainer of 25,000 restricted stock units
Chair of Compensation Committee	Additional annual retainer of 15,000 restricted stock units
Chair of Nominating and Corporate Governance Committee	Additional annual retainer of 15,000 restricted stock units

Non-Chair Member of Audit Committee	Additional annual retainer of 10,000 restricted stock units
Non-Chair Member of Compensation Committee	Additional annual retainer of 5,000 restricted stock units
Non-Chair Member of Nominating and Corporate Governance Committee	Additional annual retainer of 5,000 restricted stock units
Initial Option Grant	Option to purchase up to 25,000 shares of our common stock upon election as director (1)
Annual Option Grant	Option to purchase 25,000 shares of our common stock following each annual meeting of stockholders (1)
Annual Restricted Stock Unit Retainer for All Non-Employee Advisory Board Members	10,000 restricted stock units of AppTech common stock
Initial Option Grant for Advisory Board Members	Option to purchase 15,000 shares of our common stock following each annual meeting of stockholders (1)
Annual Option Grant for Advisory Board Members	Option to purchase up to 15,000 shares of our common stock upon appointment as advisor (1)

(1) Options vest and become exercisable in equal quarterly installments over the following 12 months after grant if the director or advisor provides continuous service through the applicable vesting date.

All stock option grants to non-employee directors will have an exercise price per share equal to the fair market value of one share of our common stock on the date of grant and will be subject to the terms of the AppTech Corp. equity incentive plans.

Director Compensation Table for Year Ended December 31, 2020

The following table sets forth information regarding compensation earned by each of our directors during the fiscal year ended December 31, 2020:

Name(1)	Fees Earned in Restricted Stock Units (2)	Option Awards ($)(3)	Total ($) (4)
Bobby Bedi	—	—	—
Luke D’Angelo	—	—	—
Michael Gross	$11,708	5,854	17,562
William Huff	$33,333	5,854	39,187
Mengyin H. Liang ‘Roz Huang’	$27,083	5,854	32,937
Michael O’Neal	$31,250	5,854	37,104
Gary Wachs	—	—	—
Christopher Williams	$33,333	5,854	39,187

(1)	Mr. D’Angelo, and Mr. Wachs were employed as executives during the year ended December 31, 2019. Bobby Bedi’s term as a director of the company ended on July 28, 2020.
(2)	The amounts reported in this column represent the aggregate grant date fair value of Restricted Stock Units in accordance with FASB ASC Topic 718.
(3)	The amounts reported in this column represent the aggregate grant date fair value of option awards computed in accordance with FASB ASC Topic 718. The fair value of each option award is estimated on the date of grant using the Black-Scholes option-pricing model.
(4)	The amounts reported in this column represent the aggregate grant date fair value of option awards computed in accordance with FASB ASC Topic 718. The fair value of each option award is estimated on the date of grant using the Black-Scholes option-pricing model.

	Option Awards
Name	Number of Securities Underlying Unexercised Options, Exercisable (#)	Number of Securities Underlying Unexercised Options, Not Exercisable (#)	Option Exercise Price ($)	Option Expiration Date
Michael Gross	10,415	14,585	0.562	7/28/2023
William Huff	10,415	14,585	0.562	7/28/2023
Mengyin H. Liang ‘Roz Huang’	10,415	14,585	0.562	7/28/2023
Michael O’Neal	10,415	14,585	0.562	7/28/2023
Christopher Williams	10,415	14,585	0.562	7/28/2023

The material terms of the director compensation program, which consists of annual restricted stock unit retainers paid in four quarterly payments and options to purchase shares of our common stock for our nonemployee directors, is summarized below:

The director compensation program provides for annual retainer fees and/or long-term equity awards for our nonemployee directors. Each nonemployee director receives an annual retainer of 50,000 restricted stock units. A nonemployee director serving as chairman of the board receives an additional annual retainer of 15,000 restricted stock units. A nonemployee director serving as lead independent director receives an additional annual retainer of 15,000 restricted stock units. Nonemployee directors serving as the chairs of the audit, compensation and nominating and corporate governance committees receive additional annual retainers of 25,000, 15,000 and 15,000 restricted stock units, respectively. Nonemployee directors serving as members of the audit, compensation and nominating and corporate governance committees receive additional annual retainers of 10,000, 5,000 and 5,000 restricted stock units, respectively. The nonemployee directors will also receive initial option grants of the option to purchase up to 25,000 shares of our common stock upon election as a director. On the date of each annual meeting of our stockholders, each nonemployee director will receive an annual option grant of the option to purchase up to 25,000 shares of our common stock.

PROPOSAL 2

APPROVAL OF APPTECH’S 2021 EQUITY INCENTIVE PLAN

General

Without approval of a new or amended equity-based compensation plan, our ability to provide market-level compensation as a means through which the Company and its affiliates may attract and retain key personnel and to provide a means whereby directors, officers, employees, consultants and advisors (and prospective directors, officers, employees, consultants and advisors) of the Company and its affiliates can acquire and maintain an equity interest in the Company, or be paid incentive compensation thereby strengthening their commitment to the welfare of the Company and its affiliates and aligning their interests with those of the Company’s shareholders.

AppTech currently has a stockholder approved equity incentive plan approved on July 28, 2020. The previous plan has a total of 1,025,749 in the remaining reserve. The Company needs to replace the plan to enhance its equity-based compensation plan as it continues its growth objectives. The AppTech 2021 Equity Incentive plan shall replace in its entirety the equity incentive plan currently in place and all shares currently held in reserve shall cease. All shares previously granted in accordance with the previous equity incentive plan shall be unchanged. On November 19, 2021, our Board of Directors adopted the Amended Equity Incentive Plan and recommended that it be submitted to our stockholders for their approval at the Annual Meeting. The following is a summary of certain features of the AppTech 2021 Equity Incentive Plan. The summary is qualified in its entirety by reference to the complete text of the AppTech 2021 Equity Incentive Plan. You are urged to read the actual text of the Amended Equity Incentive Plan in its entirety, which is set forth in Appendix A.

Shares Available for Awards

Under the AppTech Equity Incentive Plan, the total number of shares of our common stock that may be subject to Awards is 10,000,000.

Eligibility

The persons eligible to receive the Awards under the Amended Equity Incentive Plan are any (i) individual employed by the Company or an affiliate; provided, however, that no such employee covered by a collective bargaining agreement shall be an eligible person unless and to the extent that such eligibility is set forth in such collective bargaining agreement which includes rules regarding equity entitlement or in an agreement or instrument relating thereto; (ii) director of the Company or an affiliate; (iii) consultant or advisor to the Company or an affiliate; provided that if the Securities Act applies such persons must be eligible to be offered securities registrable on Form S-8 under the Securities Act; or (iv) prospective employees, directors, officers, consultants or advisors who have accepted offers of employment or consultancy from the Company or its affiliates (and would satisfy the provisions of clauses (i) through (iii) above once he or she begins employment with or begins providing services to the Company or its affiliates).

Required Vote and Recommendation of the Board for Proposal 2

The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the approval of the AppTech 2021 Equity Incentive Plan. Should the proposal receive more votes FOR than AGAINST among votes properly cast at the Annual Meeting, Proposal 2, approving the AppTech 2021 Equity Incentive Plan, shall be passed. Shares represented by signed proxy cards and ballots submitted via the Internet at the Annual Meeting will be voted on Proposal 2 FOR the approval of the Amended Equity Incentive Plan, unless otherwise marked on the proxy card or ballot, respectively. A broker non-vote or a properly executed proxy (or ballot) marked ABSTAIN with respect to the approval of the AppTech 2021 Equity Incentive Plan will not be voted with respect to Proposal 2, although it will be counted for purposes of determining whether there is a quorum.

The Board unanimously recommends that you vote FOR the approval of the AppTech Equity Incentive Plan

PROPOSAL 3

RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has selected dbbmckennon LLC, an independent registered public accounting firm, as our independent auditors for the year ending December 31, 2021, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Dbbmckennon LLC has served as our independent registered public accounting firm since July 18, 2014. Representatives of dbbmckennon LLC are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our amended and restated bylaws nor other governing documents or laws require stockholder ratification of the appointment of dbbmckennon as our independent registered public accounting firm. However, the Board of Directors is submitting the appointment of dbbmckennon to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board Directors will reconsider whether or not to retain dbbmckennon. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

For the selection by the audit committee of dbbmckennon as the independent registered public accounting firm of the Company for the year ending December 31, 2021 to be ratified, we must receive a FOR vote from the holders of a majority of all those outstanding shares that (a) are present or represented by proxy at the Annual Meeting, and (b) are cast either affirmatively or negatively on Proposal 3. Abstentions and broker non-votes will not be counted FOR or AGAINST the proposal and will have no effect on the proposal. Please note that brokers holding shares for a beneficial owner that have not received voting instructions with respect to the ratification of the approval of the appointment of dbbmckennon will have discretionary voting authority with respect to this matter.

The Board unanimously recommends that you vote FOR the ratification of dbbmckennon LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2021.

Independent Registered Public Accounting Firm’s Fees

The following table sets forth the fees billed by dbbmckennon, our independent registered public accounting firm, for audit and non-audit services rendered to us in 2020 and 2019. These fees are categorized as audit fees, audit-related fees, tax fees and all other fees. The nature of the services provided in each category is described following the table.

	Year Ended December 31,
	2020	2019
Dbbmckennon Fees
Audit fees (1)	$26,000	$44,000
Audit-related fees	—	—
Tax fees (2)	—	10,000
All other fees (3)	12,154	20,215
Total aggregate fees	$39,154	$74,215

(1) The fees billed or incurred by dbbmckennon for professional services in 2020 and 2019 include the audit of our annual financial statements and internal control over financial reporting included in the Annual Report.

(2) In 2020 and 2019, fees billed or incurred by dbbmckennon were for professional services rendered in connection with tax return preparation.

(3) In 2020, fees billed by dbbmckennon were for review of our quarterly financial statements.

All fees described above were pre-approved by the board of directors.

Pre-Approval Policies and Procedures of the Board of Directors

The Board of Director’s policy is to pre-approve all audit and permissible non-audit services rendered by dbbmckennon, our independent registered public accounting firm. The Board of Directors can pre-approve specified services in defined categories of audit services, audit-related services and tax services up to specified amounts, as part of the Board of Directors’ approval of the scope of the engagement of dbbmckennon or on an individual case-by-case basis before dbbmckennon is engaged to provide a service. The board of Directors has determined that the rendering of tax-related services by dbbmckennon in 2021 is compatible with maintaining the principal accountant’s independence for audit purposes. dbbmckennon has not been engaged to perform any non-audit services other than tax-related services.

AUDIT COMMITTEE REPORT

AppTech’s audit committee reviews and discusses with management our audited consolidated financial statements and “Management’s Report on Internal Control over Financial Reporting” in Item 9A included in the Annual Report.

The audit committee discussees with dbbmckennon those matters required to be discussed by the auditors with the audit committee under the rules adopted by the Public Company Accounting Oversight Board (the “PCAOB”). The audit committee will receive the written disclosures and the letter from dbbmckennon required by applicable requirements of the PCAOB regarding dbbmckennon’s communication with the audit committee concerning independence, and will discuss with dbbmckennon their independence. The audit committee will consider with dbbmckennon whether the non-audit services that dbbmckennon provided to us during the previous year was compatible with their independence.

Based upon the review and discussions described above, and if the requisite standards are met, the audit committee will recommend to the Board that the audited consolidated financial statements be included in the Annual Report for filing with the SEC. We have selected dbbmckennon as the Company’s independent registered public accounting firm for the year ending December 31, 2021, and have approved submitting the selection of the independent registered public accounting firm for ratification by the stockholders.

The material in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” with the SEC. This Audit Committee Report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act of 1933, as amended, except to the extent we specifically incorporate it by reference into such filing.

 COMPENSATION COMMITTEE REPORT

The compensation committee makes recommendations to the Board and review and approve our compensation policies and all forms of compensation to be provided to our directors and executive officers, including, among other things, annual salaries, bonuses, equity incentive awards and other incentive compensation arrangements. In addition, our compensation committee administers our equity incentive and employee stock purchase plans, including granting stock options or awarding restricted stock units to our directors and executive officers. Our compensation committee also reviews and approvse employment agreements with executive officers and other compensation policies and matters.

The compensation committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) ((§ 229.402(b)) with management. Based on the review and discussion referred to in paragraph (e)(5)(i)(A) on this Item, the Board of Directors recommended that the Compensation Discussion and Analysis be included in our proxy statement on Schedule 14A.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Overview

The first table below provides information concerning beneficial ownership of our common stock and preferred stock as of the record date by each stockholder, or group of affiliated stockholders, known to us to beneficially own more than 5% of our outstanding common stock and preferred stock.

The second table provides information concerning beneficial ownership of our common stock as of the record date, by:

●	each of our named executive officers;

●	each of our directors; and

●	all of our current executive officers and directors as a group.

The following tables are based upon information supplied by directors, executive officers and principal stockholders; and Schedule 13G, Schedule 13D and Section 16 filings filed with the SEC through the record date. The column in each table entitled “Percentage of Shares of Common Stock Beneficially Owned” is based upon 113,389,601 shares of common stock outstanding as of the record date.

Preferred Stock

We have one authorized and outstanding series of preferred stock: our Series Preferred Stock. As of the record date, there are fourteen (14) shares of our Series A preferred stock issued and outstanding. The holders of Series A preferred stock are entitled to one vote per share on an “as converted” basis on all matters submitted to a vote of stockholders and are entitled to cumulate their votes in the election of directors. The holders of Series A preferred stock are entitled to any dividends that may be declared by the Board of Directors out of funds legally available, therefore on a pro rata basis according to their holdings of shares of Series A preferred stock, on an as converted basis. In the event of liquidation or dissolution of the Company, holders of Series A preferred stock are entitled to share ratably in all assets remaining after payment of liabilities and have no liquidation preferences. Holders of Series A preferred stock have a right to convert each share of Series A preferred stock into 780 shares of common stock.

Explanation of Certain Calculations in the Table for 5% Stockholders

We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities as well as any shares of common stock that the person has the right to acquire within 60 days of the record date of this Proxy Statement through the exercise of stock options or other rights. These shares are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Shares of Common Stock Beneficially Owned	Number of Shares of Series A Preferred Stock Beneficially Owned	Percentage of Shares of Series A Preferred Stock Beneficially Owned

5% Stockholders (other than our executive officers and directors)
Collingsworth Properties (1)	—	—	1	7.14%
Jan Carson Connolly (2)	—	—	1	7.14%
Timothy J. Connolly (3)	—	—	4	28.60%
Cornell Capital Partners LP (4)	—	—	1	7.14%
Richard Dole (5)	—	—	1	7.14%
Ali Ebrahimi (6)	—	—	1	7.14%
Kerry French (7)	—	—	1	7.14%
Michael Gross (8)	6,800,521	6.00%	—	—
Hunter Holdings Inc. (9)	—	—	1	7.14%
J. Michael King (10)	—	—	1	7.14%
nDigital Ventures (11)	18,011,515	15.88%	—	—
Newbridge Securities Corp. (12)	—	—	1	7.14%
Michael O. Sutton (13)	—	—	1	7.14%

(1)	The mailing address for Collingsworth Properties is 6575 West Loop South Ste. 700, Bellaire, TX 77056.
(2)	The mailing address for Jan Carson Connolly is 109 N. Post Oak Ln. Suite 422, Houston, Tx 77024.
(3)	The mailing address for Timothy J. Connolly is 109 N. Post Oak Ln. Suite 422, Houston, Tx 77024.
(4)	The mailing address for Cornell Capital Partners LP is 101 Hudson St. Suite 3700, Jersey City, NJ 07302.
(5)	The mailing address for Richard Dole is 318 Indian Bayou, Houston, TX 77057.
(6)	The mailing address for Ali Ebrahimi is 9802 Westheimer Suite 250, Houston, TX 77042.
(7)	The mailing address for Kerry French is One Riverway Suite 2400, Houston, TX 77056.
(8)	The mailing address for Michael Gross is 10861 Gala Ave., Alta Loma, CA 91701.
(9)	The mailing address for Hunter Holdings Inc. is P.O. Box 270990, Houston, TX 77277.
(10)	The mailing address for J. Michael King is 3887 Pacific Street, Las Vegas, NV 89121.
(11)	The mailing address of nDigital Ventures is Office 32 Classic Tower Bldg. 869, RD 3618 Block 436, Seff District Kingdom of Bahrain, Bahrain. nDigital Ventures is wholly owned by nDigital Holdings SPC. Yusuf Dawood Ebrahim Nonoo (46%), Fuad Dawood Ebrahim Nonoo (36%) and Andrew John Sims (18%) have voting and dispositive control over nDigital Holdings SPC.
(12)	The mailing address for Newbridge Securities Corp. is 1451 W. Cypress Creek Rd. Ste 204 Fort Lauderdale, FL 33309
(13)	The mailing address for Michael O. Sutton is 125 Broad St., 15th Floor, New York, NY 10004.

Explanation of Certain Calculations in the Table for Directors and Named Executive Officers

We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities as well as any shares of common stock that the person has the right to acquire within 60 days of the record date of this Proxy Statement through the exercise of stock options or other rights. These shares are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

Because our executive officers and directors do not beneficially own any shares of our preferred stock, the table omits the columns that describe ownership of Series A Preferred Stock.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned	Percentage of Shares of Common Stock Beneficially Owned (2)
Directors and Named Executive Officers
Luke D’Angelo (3)	9,482,079	8.36%
William Huff	105,000	*
Mengyin H. Liang “Roz Huang”	90,000	*
Virgilio Llapitan	2,197,500	1.94%
Jeffrey Moriarty (4)	1,100,000	*
Michael O’Neal	100,000	*
Gary Wachs	7,117,356	6.28%
Christopher Williams (5)	1,099,407	*
Michael Yadgar	—	*
All current directors and executive officers as a group (9 persons)	21,291,342	18.78%

* Indicates less than 1% ownership.
(1)	Unless otherwise indicated, the address for each beneficial owner is c/o AppTech Corp., 5876 Owens Ave., Suite 100, Carlsbad, CA 92008.
(2)	Based on 113,389,601 shares of common stock outstanding as of record date of this Proxy Statement. Any shares of common stock not outstanding which are issuable upon the exercise or conversion of other securities held by a person within the next 60 days are considered to be outstanding when computing such person’s ownership percentage of common stock but are not when computing anyone else’s ownership percentage.
(3)	Luke D’Angelo directly owns 8,482,079 shares of common stock, 850,000 vested options, and 150,000 options which vest on December 31, 2021.
(4)	Jeffrey Moriarty directly owns 875,000 shares of common stock, 150,000 vested options, and 75,000 options which vest on December 31, 2021.
(5)	Includes 690,000 shares held by HUD Investments, LLC, an entity of which of which Christopher Williams’ spouse has voting and dispositive control.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of our common stock to file reports with the SEC regarding their ownership and changes in ownership of our securities and to furnish us with copies of all Section 16(a) reports that they file.

Based solely upon a review of the reports furnished to us and written representations provided to us by all of our directors and executive officers, we believe that during the year ended December 31, 2020, our directors, executive officers and greater than 10% stockholders have filed reports under Section 16(a).

CERTAIN RELATIONSHIPS AND RELATED PERSONS TRANSACTIONS

Other than the compensation agreements and other arrangements described under “Executive Compensation” and “Director Compensation” in this prospectus and the transactions described below, since January 1, 2019, there has not been any transaction or series of similar transactions to which we were, or will be, a party in which the amount involved exceeded, or will exceed, the lesser of (i) $120,000 or (ii) one percent of the average of our total assets for the last two completed fiscal years, and in which any director, executive officer, holder of five percent or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.

In 2008, we issued $150,000 in convertible notes from Michael B. Gross and Gary Wachs. The convertible notes payable are currently due on demand, incur interest at 15% per annum and convertible at $0.60 per share. As of December 31, 2020 and 2019, accrued interest related to the convertible notes was $265,875 and $243,375, respectively. On April 29, 2021, Mr. Gross converted the outstanding principal and interest of his note into 470,417 common shares in the Company. Further, on April 29, 2021, Mr. Wachs converted the outstanding principal and interest on of his note into 235,208 shares in the Company.

Through their business interests in Crossfire Marketing Group, Inc. and Blake and Wachs, Michael B, Gross and Gary Wachs helped fund operations through notes payable in primarily 2009 and 2010. The notes payable incur interest at 10% per annum and were due on December 31, 2016. As of December 31, 2020 and 2019, the aggregate balance of the notes payable was $620,355 and accrued interest was $638,016 and $575,480, respectively. As of December 31, 2020, we were in default of notes payable. On May 02, 2021, Crossfire Marketing Group, Inc. and the Company agreed to reduce the accrued interest by $275,000. On September 29, 2021, the Company entered into a forbearance agreement which granted Crossfire Marketing Group Inc. 29,836 shares with a current fair market value of $34,908.12 in exchange for not enforcing the terms of the agreement for a period of twelve months. On September 29, 2021, the Company converted notes issued to Blake and Wachs Ltd. for $50,631 of principal and accrued interest into 50,631 shares of the Company’s common stock.

In 2017, we issued $222,000 in convertible notes from Luke D’Angelo. The convertible notes payable are currently due on demand, incur interest at 10% per annum and are convertible at $0.10 per share. As of December 31, 2020 and 2019, accrued interest related to the convertible notes was $76,187 and $53,988, respectively. On February 21, 2021, Luke D’Angelo assigned $200,000 in convertible notes to a direct relative. On April 29, 2021, Mr. D’Angelo converted the outstanding principal and interest of the notes into 297,542 shares in the Company.

In 2018, we obtained $1,400 loan payable from Michael Gross. As of December 31, 2020 and 2019, the balance of the loan payable was $1,400. The loan payable is due on demand, unsecured and non-interest bearing as there are no formal agreements.

In 2020 and 2019, we reimbursed expenses related to various marketing expenses, professional fees and other expenses advanced by two related parties and significant shareholders through other business ventures. Based on his ownership interest in Crossfire Marketing Group, for the years ended December 31, 2020 and 2019, the reimbursement amounts to Michael Gross were $44,884 and $97,800, respectively. Based on his ownership interest in Blake & Wachs LTD, for the year ended December 31, 2020 and 2019, the reimbursement amount to Gary Wachs was $54,000 and $81,000. respectively. Lastly, based on their ownership interest in Mayfield Marketing, LLC, for the year ended December 31, 2020, the reimbursement amount to Gary Wachs and Michael was $18,475.

In 2020 and 2019, we obtained (paid) $(59,001) and $39,319 loans payable from Luke D’Angelo, net. As of December 31, 2020 and 2019, the balance of the loans payable was $34,400 and $93,901, respectively. The loans payable are due on demand, unsecured and non-interest bearing as there are no formal agreements.

In 2020, the Company entered into a strategic partnership with Infinios Financial Services B.S.C., (formally NEC Payments B.S.C) (“Infinios”) through a series of agreements, which included the following: (a) Subscription License and Services Agreement; (b) Digital Banking Platform Operating Agreement; (c) Subscription License Order Form; and (d) Registration Rights Agreement (collectively the “Agreements”). This will allow us to deploy Infinios’s technologies, allowing us to extend its product offering to include flexible, scalable and secure payment acceptance and issuer payment processing that supports the digitization of business and consumer financial services and the migration of cash and other legally payment types to distanced and contactless card and real time payment transactions. Infinios will also assist the us in completing the development of its text payment solution and provide “best in class” software that complements our intellectual property.

In February 2021, we completed and validated our contractual obligations, paying Infinios a $100,000 engagement fee. The gross total fees due under the Agreements are $2,212,500, excluding pass through costs associated with the infrastructure hosting fees. We issued 18,011,515 shares of common stock to Infinios on a fully diluted basis with piggyback registration rights. In April 2021, the Chief Executive Officer at Infinios became a board observer and a Director at Infinios joined our board as a director.

All related persons transactions were reviewed and approved by a majority of the Board of Directors on terms no less favorable than those that could be obtained from unaffiliated third parties. Further. we intend to ensure that all future transactions between us and any Related Person are approved by a majority of the members of the Board, including a majority of the independent and disinterested members of the Board, and are on terms no less favorable to us than those that we could obtain from unaffiliated third-parties. Additionally, all such transactions shall be reviewed and approved by the Audit Committee, which will present its determination to the Board as a whole.

EXECUTIVE OFFICERS

The following table provides the name, age and position of each of our executive officers as of the record date. Certain biographical information for each executive officer follows the table.

Name	Age	Position
Luke D’Angelo	53	Chairman of the Board; Chief Executive Officer Chief Investment Officer
Virgilio Llapitan	60	Chief Operating Officer; President
Jeffrey Moriarty	37	Senior Vice President of Legal Affairs; General Counsel; Secretary
Gary Wachs	65	Chief Financial Officer; Director

Luke D’Angelo has been the Chairman of the Board since 2013 and Chief Executive Officer since December 2019. Mr. D’Angelo served as the Company’s Chief Executive Officer from 2013 to 2017 and has been serving as the Company’s Chief Investment Officer since 2017. Mr. D’Angelo has over 25 years’ experience in real estate, investment banking, venture capital and commercial operations. In 2006, he founded a merchant services company, Transcendent One, Inc. which became an Inc. 500 fastest growing company, ranked at #105. Mr. D’Angelo’s company was the first “Merchant Owned” company in the United States, offering ownership in the company to customers based on their monthly credit card processing volumes. In 2009, Mr. D’Angelo founded TransTech One, LLC a subsidiary to Transcendent One, Inc. that had a focus in the bill payment and technology industries.

Virgilio Llapitan came to AppTech as our Executive Vice President in April 2019 and was promoted to President and Chief Operating Officer in December 2020. After founding his own independent insurance agency, Mr. Llapitan transitioned into the merchant services industry in 2004, where he helped develop and market the original ACH Payment Processing systems for online merchants as the Chairman, COO, and Director of HIMC Corporation. Over the course of his 15 years’ experience in the industry, serving as the Director of Sales/Merchant services for Transcendent One, a Universal Banker II for Ameris Bank from 2016 to 2018 and an Independent Consultant to merchant services companies from 2018 to 2019.

Jeffrey Moriarty has served as our Senior Vice President of Legal Affairs and General Counsel since April of 2021, and as Secretary since November 2019. Mr. Moriarty is instrumental in instituting and maintaining the Company’s corporate and business functions with a focus on corporate growth. Throughout his legal and business career, Mr. Moriarty has an array of interdisciplinary experience, including being the Founder and Principal Attorney of the Moriarty Law Firm from 2014 to 2019. Mr. Moriarty graduated magna cum laude from Thomas Jefferson School of Law, where he served as an editor the Thomas Jefferson Law Review, and received his undergraduate degree from the University of California, Santa Barbara.

Gary Wachs has served as Director since 2013 and our Chief Financial Officer since 2013. Mr. Wachs is a Certified Public Accountant who has spent his career in high-level accounting, finance and tax. Mr. Wachs served as Managing Partner of Blake and Shaffer, a Certified Public Accounting firm, and has been a Managing Member of Blake and Wachs CPA, LTD (formerly Blake and Shaffer) since 1997. He manages corporate accounting and taxes, is experienced in PCAOB accounting and certified audits, and a variety of other accounting, tax, and consulting areas.

Election of Officers

Our executive officers are currently elected by the Board on an annual basis and serve until their successors are duly elected and qualified, or until their earlier resignation or removal. There are no family relationships among any of our directors or executive officers.

EXECUTIVE COMPENSATION

Compensation Objectives and Overview

As a fintech company, we operate in an extremely competitive, rapidly changing and heavily regulated industry. We believe that the skill, talent, judgment and dedication of our executive officers and other key employees are critical factors affecting our long-term stockholder value. Outside the compensation below, we have not paid any of our executive officers in the years ended December 31, 2020 and 2019, other than for reimbursement of expenses. We have not deferred any compensation. We recently entered into appropriate compensation agreements that, based on the determination of the Board, fairly compensate our executive officers, attract and retain highly qualified executive officers, motivate the performance of our executive officers towards, and reward the achievement of clearly defined corporate goals, and align our executive officers’ long-term interests with those of our stockholders. The Company does not maintain any stock option or other equity compensation plan that directly relates to executive compensation except the proposed included in the Company’s Equity Incentive Plan, approved by the shareholders in 2020.

Compensation Committee

Michael O’Neal, William Huff and Mengyin H. Liang ‘Roz Huang’ serve on the compensation committee, which is chaired by Michael O’Neal. The compensation committee’s responsibilities include:

●	annually reviewing and recommending to the board of directors the corporate goals and objectives relevant to the compensation of our Chief Executive Officer;

●	evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and based on such evaluation (i) recommending to the board of directors the cash compensation of our Chief Executive Officer and (ii) reviewing and approving grants and awards to our Chief Executive Officer under equity-based plans;

●	reviewing and approving the cash compensation of our other executive officers;

●	reviewing and establishing our overall management compensation, philosophy and policy;

●	overseeing and administering our compensation and similar plans;

●	evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq rules;

●	reviewing and approving our policies and procedures for the grant of equity-based awards;

●	reviewing and recommending to the board of directors the compensation of our directors;

●	preparing our compensation committee report if and when required by SEC rules;

●	reviewing and discussing annually with management our “Compensation Discussion and Analysis,” if and when required, to be included in our annual proxy statement; and

●	reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in the evaluation of compensation matters.

Our board of directors has determined that each member of the compensation committee is “independent” as defined in the applicable Nasdaq rules. Each member of our compensation committee will be a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act, and an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended.

2020 Summary Compensation Table

The following table summarizes the compensation that we paid to our Chief Executive Officer and each of our two other most highly compensated executive officers during the years ended December 31, 2020 and 2019. We refer to these executive officers in this Proxy Statement as our named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensa-tion ($)	All Other Compen-sation ($)	Total ($)
Luke D’Angelo	2020	—	—	—	—	—	—	—
Chairman of the Board and Chief Executive Officer	2019	—	—	—	—	—	—	—

Virgilio Llapitan	2020	39,250	—	686,000	—	—	—	725,250
Chief Operating Officer and President	2019	25,000	—	—	—	—	—	25,000

Jeffrey Moriarty	2020	78,013	—	392,000	—	—	—	470,013
Senior Vice President of Legal Affairs, General Counsel and Secretary	2019	31,949	—	—	—	—	—	31,949

Gary Wachs	2020	—	—	—	—	—	—	—
Chief Financial Officer and Director	2019	—	—	—	—	—	—	—

Narrative Explanation of Certain Aspects of the Summary Compensation Table

Outside the compensation included herein, and in an attempt by executives to show commitment to the Company, our executive officers have refrained from receiving compensation in the years ended December 31, 2020 and 2019, other than for reimbursement expenses. We have not deferred any compensation.

Employment Agreements with Our Executive Officers

In 2021, our compensation committee reviewed our executive compensation and we entered to enter into agreements with each of our named executive officers (each an “Employment Agreement”). The Employment Agreements shall provide, for a starting base salary and a potential annual bonus, which is subject to adjustment by the Board from time to time. Each of the Employment Agreements provides that the applicable named executive officer’s employment with us is “at will.” The named executive officers are entitled to receive all other benefits generally available to our executive officers. The Employment Agreements do not provide severance and change in control-related benefits to our named executive officers, including cash severance and vesting acceleration upon the occurrence of certain defined events.

Outstanding Equity Awards as of December 31, 2020

The following table sets forth information regarding equity awards held by the Named Executive Officers as of December 31, 2020:

		Stock Awards
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Jeffrey Moriarty	01/06/2020	75,000	(1)	67,500
		75,000	(2)	67,500

(1)	Represents an award of shares that vested March 31, 2021.
(2)	Represents an award of shares that was contracted to vest June 30, 2021 but, as the result of new contract negotiations were replaced with stock options.

Severance and Change in Control Benefits

No employment agreements with our named executive officers provides severance and change in control benefits.

Benefits upon Death or Disability

Death of the Officer

The employment agreement of each of our named executive officers does not provide certain benefits if his employment is terminated on account of his death.

Disability of the Officer

The employment agreement of each of our named executive officers does not provide certain benefits if his employment is terminated on account of his disability

Other Benefits

Our executive officers are eligible to participate in all of our employee benefit plans, such as medical, dental, vision, group life, disability and accidental death and dismemberment insurance, our employee stock purchase plan and our 401(k) plan, in each case on the same basis as other employees, subject to applicable law, should such benefits exist. We also provide vacation and other paid holidays to all employees, including our executive officers, which are comparable to those provided at peer companies. At this time, we do not provide special benefits or other perquisites to our executive officers.

Policies Regarding Recovery of Awards

Our Board of Directors have not adopted a policy that requires us to make retroactive adjustments to any cash or equity-based incentive compensation paid to executive officers (or others) where the payment was predicated upon the achievement of financial results that were subsequently the subject of a restatement. However, we may implement a clawback policy in accordance with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and the regulations that will be issued under that act.

Tax and Accounting Treatment of Compensation

Section 162(m) of the Internal Revenue Code places a limit of $1.0 million per person on the amount of compensation that we may deduct in any one year with respect to our Chief Executive Officer and certain of our other executive officers. While the Board of Directors considers deductibility factors when making compensation decisions, the board also looks at other considerations, such as providing our executive officers with competitive and adequate incentives to remain with us and increase our business operations, financial performance and prospects, as well as rewarding extraordinary contributions. No compensation to named executive officers exceeded this threshold in 2019.

We account for equity compensation paid to our employees under the rules of FASB ASC Topic 718, which requires us to estimate and record an expense for each award of equity compensation over the service period of the award. Accounting rules also require us to record cash compensation as an expense at the time the obligation is accrued. We have not tailored our executive compensation program to achieve particular accounting results.

Policies on Ownership, Insider Trading, Hedging and 10b5-1 Plans

We do not have formal stock ownership guidelines for our employees or directors, because the Board of Directors is satisfied that stock and option holdings among our employees or directors, are sufficient at this time to provide motivation and to align this group’s interests with those of our stockholders. In addition, we believe that stock ownership guidelines are rare in fintech companies at our stage, which means that ownership requirements would put us at a competitive disadvantage when recruiting and retaining high-quality executives.

Our insider trading policy, which is incorporated into our Code of Business Ethics prohibits certain actions by our Executive Officers relating to buying and selling our common stock. Our executive officers are authorized to enter into trading plans established according to Section 10b5-1 of the Exchange Act with an independent broker-dealer (“broker”) designated by us. These plans may include specific instructions for the broker to exercise vested options and sell Company stock on behalf of the executive officer at certain dates, if our stock price is above a specified level or both. Under these plans, the executive officer no longer has control over the decision to exercise and sell the securities in the plan, unless he or she amends or terminates the trading plan during a trading window. Plan modifications are not effective until the 31st day after adoption. The purpose of these plans is to enable executive officers to recognize the value of their compensation and diversify their holdings of our stock during periods in which the executive officer would be unable to sell our common stock because material information about us had not been publicly released. As of the record date, no named executive officer had a trading plan in place.

Stockholder Advisory Vote on Executive Compensation

Our Company did not hold an advisory vote on executive compensation in 2020 but may take such action in the future. Both our compensation committee and the Board periodically reevaluate our executive compensation philosophy and practices in light of our performance, needs and developments, including the outcome of future non-binding advisory votes by our stockholders.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why am I receiving these proxy materials?

You received these proxy materials because you owned shares of AppTech Corp. common stock or Series A Preferred Stock as of November 10, 2021, the record date for the Annual Meeting, and our Board is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement describes matters on which we would like you to vote at the Annual Meeting. It also gives you information on these matters so that you can make an informed decision.

Why did I receive a Notice of Internet Availability of Proxy Materials in the mail instead of a printed set of proxy materials?

Under rules adopted by the SEC, we are permitted to furnish our proxy materials over the Internet to our stockholders by delivering a Notice in the mail. Instead of mailing printed copies of the proxy materials to our stockholders, we are mailing the Notice to instruct stockholders on how to access and review the Proxy Statement and Annual Report over the Internet at www.iproxydirect.com/APCX. The Notice also instructs stockholders on how they may submit their proxy by mail or by phone. If you received a Notice and would like to receive a printed copy of our proxy materials, you should follow the instructions in the Notice for requesting these materials.

How do I attend the Annual Meeting online?

We will host the Annual Meeting exclusively live online, in part due to restrictions resulting from the Covid-19 pandemic. Any stockholder can attend the Annual Meeting live online at https://agm.issuerdirect.com/APCX. To enter the Annual Meeting, you will need the password included in your Notice or your proxy card (if you received a printed copy of the proxy materials). Instructions on how to attend and participate online, including how to demonstrate proof of stock ownership, are posted at www.iproxydirect.com/APCX.

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on the record date will be entitled to vote at the Annual Meeting. On the record date, 113,389,601 shares of our common stock and 14 shares of our Series A Preferred Stock were outstanding. All of these outstanding shares are entitled to vote at the Annual Meeting on the matters described in this Proxy Statement. Each share of common stock is entitled to one vote. Each share of Series A Preferred Stock is entitled to one vote per share of common stock underlying the Series A Preferred Stock on an as-converted basis of 780 shares of common stock, which results in 10,920 votes for the Series A Preferred Stock as of the record date.

In accordance with Wyoming law, a list of stockholders entitled to vote at the Annual Meeting will be accessible for 10 days before the meeting at our principal place of business, 5876 Owens Ave., Suite 100, Carlsbad, California 92008, between the hours of 9:00 a.m. and 5:00 p.m. local time. In addition, during the Annual Meeting that list of stockholders will be available for examination at https://agm.issuerdirect.com/APCX.

How do I vote at the Annual Meeting?

If on the record date your shares were registered directly in your name with our transfer agent, Transfer Online, then you are a stockholder of record. Stockholders of record may vote by using the Internet, by telephone or, if you received a proxy card by mail, by mail as described below. Stockholders also may attend the Annual Meeting virtually and vote during the Annual Meeting.

●	You may vote by using the Internet. The address of the website for Internet voting is www.iproxydirect.com/APCX. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Pacific Standard Time on December 28, 2021, the day before the Annual Meeting. However, the voting portal will reopen during the Annual Meeting enabling shareholders to vote during the meeting itself. Easy-to-follow instructions allow you to vote your shares and confirm that your instructions have been properly recorded.

●	You may vote by telephone. The toll-free telephone number is noted on your Notice of Internet Availability of Proxy Materials and proxy card. Telephone voting is available 24 hours a day and will be accessible until 11:59 p.m. Pacific Standard Time on December 28, 2021.

●	You may vote by mail. If you received a proxy card by mail and choose to vote by mail, simply mark your proxy card, date and sign it, and return it in the postage-paid envelope. Your proxy card must be received by the close of business on December 29, 2021.

When you vote by any of the above methods, you appoint Luke D’Angelo our Chief Executive Officer, and Jeffrey Moriarty, our Senior Vice President of Legal Affair, General Counsel and Secretary, as your representatives (or proxyholders) at the Annual Meeting. By doing so, you ensure that your shares will be voted whether or not you attend the Annual Meeting. The proxyholders will vote your shares at the Annual Meeting as you have instructed them.

In addition, the proxyholders, in their discretion, are further authorized to vote (a) for the election of a person to the Board if a nominee named in this Proxy Statement becomes unable to serve or for good cause will not serve, (b) on any matter that the Board did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made and (c) on other matters that may properly come before the Annual Meeting and any adjournments or postponements thereof.

If you hold shares through a bank or broker (i.e., in “street name”), please refer to your proxy card, Notice or other information forwarded by your bank or broker to see which voting options are available to you.

The method you use to vote will not limit your right to vote at the Annual Meeting if you decide to attend. If you desire to vote at the Annual Meeting and hold your shares in “street name,” however, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote virtually at the Annual Meeting.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the stockholder of record of your shares, you may revoke your proxy in any one of three ways:

●	You may submit a subsequent proxy by using the Internet, by telephone or by mail with a later date;

●	You may deliver a written notice that you are revoking your proxy to the Secretary of the Company at 5876 Owens Ave., Suite 100, Carlsbad, California, 92008; or

●	You may attend the Annual Meeting virtually and vote your shares at the Annual Meeting. Simply attending the Annual Meeting without affirmatively voting will not, by itself, revoke your proxy.

If you are a beneficial owner of your shares, you must contact the broker or other nominee holding your shares and follow their instructions for changing your vote.

How many votes do you need to hold the Annual Meeting?

A quorum of stockholders is necessary to conduct business at the Annual Meeting. Under our amended and restated bylaws, a quorum will be present if the holders of a majority of the voting power of the outstanding shares of the Company entitled to vote generally in the election of directors is represented in person or by proxy at the Annual Meeting. (Under Wyoming law, if the board of directors of a company so authorizes, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication, be deemed present in person at a stockholders meeting. Our Board has so authorized.) On the record date, there were (a) 113,389,601 shares of common stock outstanding and entitled to vote and (b) shares of our outstanding Series A Preferred Stock entitled to 10,920 votes. Therefore, for us to have a quorum, 56,700,261 shares must be represented by stockholders present at the Annual Meeting or represented by proxy. The holders of the common stock and the Series A Preferred Stock (on an as converted basis) vote together as a single class on each of the proposals in this Proxy Statement.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend the Annual Meeting virtually and vote at that time. Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present for the transaction of business. If a quorum is not present, our Chief Executive Officer, who will preside at the Annual Meeting as chairman in accordance with our bylaws, may adjourn the Annual Meeting to another date and time.

What matters will be voted on at the Annual Meeting?

The following matters are scheduled to be voted on at the Annual Meeting:

●	To elect the Company’s Class I Board of Directors (the “Board”). The Board intends to present for election the following three nominees: Roz Huang, William Huff, and Michael O’Neal to serve a term of two year until our 2023 annual meeting of stockholders.

●	To approve the AppTech 2021 Equity Incentive Plan; and

●	To ratify the appointment of dbbmckennon LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

Cumulative voting rights are authorized, and appraisal or dissenters’ rights are not applicable to these matters.

What will happen if I do not vote my shares?

Stockholder of Record: Shares Registered in Your Name. If you are the stockholder of record of your shares and you do not vote by proxy card, by telephone, via the Internet or virtually at the Annual Meeting, your shares will not be voted at the Annual Meeting.

Beneficial Owner: Shares Registered in the Name of Broker or Bank. Brokers or other nominees who hold shares of our common stock or preferred stock for a beneficial owner in street name have the discretion to vote on routine proposals when they have not received voting instructions from the beneficial owner at least 10 days prior to the Annual Meeting. A broker non-vote occurs when a broker or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares. Under the rules that govern brokers that are voting shares held in street name, brokers have the discretion to vote those shares on routine matters but not on non-routine matters. Proposal 3 is the only routine matter in this Proxy Statement. Therefore, your broker has the discretion to vote your shares on Proposal 3 but does not have discretion to vote your shares on Proposals 1 or 2.

We encourage you to provide instructions to your bank or brokerage firm by voting your proxy. This action ensures your shares will be voted at the Annual Meeting in accordance with your wishes.

How may I vote for each proposal and what is the vote required for each proposal?

Proposal 1: Election of Class I directors.

With respect to the election of the nominees for director, you may:

●	vote FOR the election of both nominees for director;

●	WITHHOLD your vote for both nominees for director; or

●	vote FOR the election of certain nominees for director except a particular nominee; or

●	exercise cumulative voting rights and allocate shares to vote FOR in association with those rights.

Directors are elected by a plurality of the votes cast at the Annual Meeting, meaning the nominees who are properly nominated in accordance with our amended and restated bylaws and receive the three highest FOR votes will be elected. Only votes cast FOR a nominee will be counted. An instruction to WITHHOLD authority to vote for a nominee will result in the nominee receiving fewer votes, but will not count as a vote against the nominee. Abstentions and broker non-votes will have no effect on the outcome of the election of directors.

Directors are elected with the authorization of cumulative voting rights. Under cumulative voting rights, each shareholder is entitled to one vote per share multiplied by the number of directors to be elected (three). The shareholder may then allocate these shares to cast FOR votes in whichever proportion they deem fit to any nominee.

Proposal 2: Approval of the AppTech 2021 Equity Incentive Plan.

You may vote FOR or AGAINST or ABSTAIN from voting on Proposal 2. For this proposal to be approved, we must receive a FOR vote from the holders of a majority of all those outstanding shares that (a) are present or represented by proxy at the Annual Meeting, and (b) are cast either affirmatively or negatively on the Proposal. Abstentions and broker non-votes will not be counted FOR or AGAINST the proposal and will have no effect on the proposal.

Proposal 3: Ratification of the appointment of dbbmckennon as our independent registered public accounting firm for the year ending December 31, 20121.

You may vote FOR or AGAINST or ABSTAIN from voting on Proposal 3. For this proposal to be approved, we must receive a FOR vote from the holders of a majority of all those outstanding shares that (a) are present or represented by proxy at the Annual Meeting, and (b) are cast either affirmatively or negatively on the Proposal. Abstentions and broker non-votes will not be counted FOR or AGAINST the proposal and will have no effect on the proposal.

How does the Board recommend that I vote?

The Board recommends that you vote FOR each director nominee in Proposals 1, and FOR Proposals 2 and 3.

What happens if I sign and return my proxy card but do not provide voting instructions?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted:

●	Proposal 1: FOR amending the Articles of Incorporation;

●	Proposal 2: FOR the Approval of the Equity Incentive Plan;

●	Proposal 3: FOR the ratification of the appointment of dbbmckennon as our independent registered public accounting firm for the year ending December 31, 2021;

Could other matters be decided at the Annual Meeting?

We do not know of any other matters that may be presented for action at the Annual Meeting. The proxyholders, in their discretion, are further authorized to vote (a) for the election of a person to the Board if a nominee named in this Proxy Statement becomes unable to serve or for good cause will not serve, (b) on any matter that the Board did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made and (c) on other matters that may properly come before the Annual Meeting and any adjournments or postponements thereof.

What happens if a director nominee is unable to stand for election?

If a nominee is unable to stand for election, the Board may either:

●	reduce the number of directors that serve on the Board; or

●	designate a substitute nominee.

If the Board designates a substitute nominee, the proxyholders will exercise their discretion as described above and vote for the substitute nominee.

How do I attend the virtual Annual Meeting?

We are hosting the Annual Meeting exclusively online at https://agm.issuerdirect.com/APCX. The Notice includes instructions on how to participate in the Annual Meeting via the Internet and how to vote your shares of our capital stock online at www.iproxydirect.com/APCX. You will need to enter the control number received with your proxy card or Notice of Internet Availability of Proxy Materials to enter the Annual Meeting via the online web portal.

Who is paying for this proxy solicitation?

The accompanying proxy is being solicited by the Board. In addition to this solicitation, our directors and employees may solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. In addition, we may also retain one or more third parties to aid in the solicitation of brokers, banks and institutional and other stockholders. We will pay for the entire cost of soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What happens if the Annual Meeting is postponed or adjourned?

Unless the polls have closed or you have revoked your proxy, your proxy will still be in effect and may be voted once the Annual Meeting is reconvened. However, you will still be able to change or revoke your proxy with respect to any proposal until the polls have closed for voting on that proposal.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results are expected to be announced at the Annual Meeting. Final voting results will be reported on a Current Report on Form 8-K filed with the SEC no later than four business days following the conclusion of the Annual Meeting.

How can I find AppTech’s proxy materials and Annual Report on the Internet?

This Proxy Statement and the Annual Report are available at our corporate website at www.apptechcorp.com. You also can obtain copies without charge at the SEC’s website at www.sec.gov. Additionally, in accordance with SEC rules, you may access these materials at www.iproxydirect.com/APCX, which does not have “cookies” that identify visitors to the site.

How do I obtain a separate set of AppTech’s proxy materials if I share an address with other stockholders?

In some cases, stockholders holding their shares in a brokerage or bank account who share the same surname and address and have not given contrary instructions receive only one copy of the Notice. This practice is designed to reduce duplicate mailings and save printing and postage costs as well as natural resources. If you would like to have a separate copy of the Notice, the Proxy Statement or the Annual Report mailed to you or to receive separate copies of future mailings, please submit your request to the address or phone number that appears on your Notice or proxy card. We will deliver such additional copies promptly upon receipt of such request.

In other cases, stockholders receiving multiple copies of the Notice at the same address may wish to receive only one. If you would like to receive only one copy if you now receive more than one, please submit your request to the address or phone number that appears on your Notice or proxy card.

Can I receive future proxy materials and annual reports electronically?

Yes. This Proxy Statement and the Annual Report are available on our investor relations website located at http://www.apptechcorp.com/investor-relations and www.iproxydirect.com/APCX. Instead of receiving paper copies in the mail, stockholders can elect to receive an email that provides a link to our future annual reports and proxy materials on the Internet. Opting to receive your proxy materials electronically will save us the cost of producing and mailing documents to your home or business, will reduce the environmental impact of our annual meetings.

Whom should I call if I have any questions?

If you have any questions, would like additional AppTech proxy materials or proxy cards, or need assistance in voting your shares, please contact Investor Relations, AppTech Corp., 5876 Owens Ave, Suite 100, Carlsbad, California 92008 or by telephone at (760) 707-5955.

Can I submit a proposal for inclusion in the proxy statement for the 2021 annual meeting?

Our stockholders may submit proper proposals (other than the nomination of directors) for inclusion in our proxy statement and for consideration at our 2022 annual meeting of stockholders by submitting their proposals in writing to the Secretary of the Company in a timely manner. To be considered for inclusion in our proxy materials for the 2022 annual meeting of stockholders, stockholder proposals must:

●	be received by the Secretary of the Company no later than the close of business on July 22, 2022 (which is the 120th day prior to the first anniversary of the date that we released this Proxy Statement to our stockholders for this Annual Meeting); and

●	otherwise comply with the requirements of Wyoming law, Rule 14a-8 of the Exchange Act and our amended and restated bylaws.

Unless we receive notice in the foregoing manner, the proxyholders shall have discretionary authority to vote for or against any such proposal presented at our 2022 annual meeting of stockholders. If we change the date of the 2022 annual meeting of stockholders by more than 30 days from the anniversary of this year’s Annual Meeting, stockholder proposals must be received a reasonable time before we begin to print and mail our proxy materials for the 2022 annual meeting of stockholders.

Can I submit a nomination for director candidates and proposals not intended for inclusion in the proxy statement for the 2022 annual meeting?

Our stockholders who wish to (a) nominate persons for election to the Board at the 2022 annual meeting of stockholders or (b) present a proposal at the 2022 annual meeting of stockholders, but who do not intend for such proposal to be included in our proxy materials for such meeting, must deliver written notice of the nomination or proposal to AppTech Corp, 5876 Owens Ave, Suite 100, Carlsbad, California 92008, Attention: Secretary no later than the close of business on the later of (a) the 90th day prior to the 2022 annual meeting of stockholders and (b) the 10th day following the day we first publicly announce the date of the 2022 annual meeting. The stockholder’s written notice must include certain information concerning the stockholder and each nominee and proposal, as specified in our amended and restated bylaws.

Where can I obtain a copy of the Company’s amended and restated bylaws?

A copy of our amended and restated bylaw provisions governing the notice requirements set forth above may be obtained by writing to the Secretary of the Company. A current copy of our amended and restated bylaws is also available at our corporate website at www.apptechcorp.com. Such requests and all notices of proposals and director nominations by stockholders should be sent to AppTech Corp., 5876 Owens Ave., Suite 100, Carlsbad, California 92008, Attention: Secretary.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on December 29, 2021 at 10:30 A.M. Pacific Standard Time. This Proxy Statement and the Annual Report are available on-line at www.iproxydirect.com/APCX.

OTHER MATTERS

This Proxy Statement and the Annual Report are available at our corporate website at www.apptechcorp.com. You also can obtain copies without charge at the SEC’s website at www.sec.gov. Additionally, in accordance with SEC rules, you may access these materials at www.iproxydirect.com/APCX, which does not have “cookies” that identify visitors to the site.

In our filings with the SEC, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the SEC and the information should be considered as part of the particular filing. As provided under SEC regulations, the “Audit Committee Report” contained in this Proxy Statement specifically is not incorporated by reference into any other filings with the SEC and shall not be deemed to be “soliciting material.” In addition, this Proxy Statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this Proxy Statement.

As previously noted, our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 is available at www.iproxydirect.com/APCX. The Annual Report does not include exhibits (other than certain certifications) but does include a list of exhibits, as filed with the SEC. We will furnish to each person whose proxy is solicited, upon our receipt of the written request of that person, a copy of the exhibits to our Annual Report for a charge of 10 cents per page. Please direct your request to AppTech Corp., 5876 Owens Ave., Suite 100, Carlsbad, California, 92008, Attn: Secretary.

CONTACT FOR QUESTIONS AND ASSISTANCE WITH VOTING

If you have any questions or require any assistance with voting your shares or need additional copies of this Proxy Statement or voting materials, please contact:

Investor Relations

AppTech Corp.

5876 Owens Ave.,

Suite 100

Carlsbad, California 92008

It is important that your shares are represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please vote by using the Internet or by telephone or, if you received a paper copy of the proxy card by mail, by signing and returning the enclosed proxy card, so your shares will be represented at the Annual Meeting.

The form of proxy card and this Proxy Statement have been approved by the Board and are being mailed or delivered to stockholders by its authority.

The Board of Directors of AppTech Corp.

Carlsbad, Ca

  Appendix A

APPTECH CORP.

2021 EQUITY INCENTIVE PLAN

1.	Purpose. The purpose of the AppTech Corp. 2021 Equity Incentive Plan (the “Plan”) is to provide a means through which the Company and its Affiliates may attract and retain key personnel and to provide a means whereby directors, officers, employees, consultants and advisors (and prospective directors, officers, employees, consultants and advisors) of the Company and its Affiliates can acquire and maintain an equity interest in the Company, or be paid incentive compensation, which may (but need not) be measured by reference to the value of Common Shares, thereby strengthening their commitment to the welfare of the Company and its Affiliates and aligning their interests with those of the Company’s shareholders.

2.	Definitions. The following definitions shall be applicable throughout the Plan:

(a)	“Affiliate” means (i) any person or entity that directly or indirectly controls, is controlled by or is under common control with the Company and/or (ii) to the extent provided by the Committee, any person or entity in which the Company has a significant interest. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.

(b)	“Award” means, individually or collectively, any Incentive Stock Option, Non-Qualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Stock Bonus Award, and Performance Compensation Award granted under the Plan.

(c)	“Board” means the Board of Directors of the Company.

(d)	“Business Combination” has the meaning given such term in the definition of “Change in Control.”

(e)	“Cause” means, in the case of a particular Award, unless the applicable Award agreement states otherwise, (i) the Company or an Affiliate having “cause” to terminate a Participant’s employment or service, as defined in any employment or consulting or similar agreement between the Participant and the Company or an Affiliate in effect at the time of such termination or (ii) in the absence of any such employment or consulting or similar agreement (or the absence of any definition of “Cause” contained therein), (A) gross misconduct by the Participant which results in loss, damage or injury to the Company or any of its Affiliates, its goodwill, business or reputation; (B) the commission or attempted commission of an act of embezzlement, fraud or breach of fiduciary duty which results in loss, damage or injury to the Company or any of its Affiliates, its goodwill, business or reputation; (C) the unauthorized disclosure or misappropriation of any trade secret or confidential information of the Company, any of its Affiliate or any third party who has a business relationship with the Company; (D) the Participant’s conviction of or plea of nolo contendere to, a felony under any state or federal law which materially interferes with such Participant’s ability to perform his or her services for the Company or any of its Affiliates or which results in loss, damage or injury to the Company or any of its Affiliates, its goodwill, business or reputation; (E) the violation (or potential violation) by the Participant, in any material respect, of a non-competition, non-solicitation, non-disclosure or assignment of inventions covenant between the Participant and the Company or any of its Affiliates; (F) the Participant’s failure to perform the Participant’s assigned duties and responsibilities to the reasonable satisfaction of the Company which failure continues, in the reasonable judgment of the Company, after written notice given to the Participant by the Company; or (G) the use of controlled substances, illicit drugs, alcohol or other substances or behavior which interferes with the Participant’s ability to perform his or her services for the Company or any of its Affiliates or which otherwise results in loss, damage or injury to the Company, its goodwill, business or reputation. Any determination of whether Cause exists shall be made by the Committee in its sole discretion.

(f)	“Change in Control” shall, in the case of a particular Award, unless the applicable Award agreement states otherwise or contains a different definition of “Change in Control,” be deemed to occur upon:

(i)	Any sale, lease, exchange or other transfer (in one or a series of related transactions) of all or substantially all of the assets of the Company;

(ii)	Any “Person” as such term is used in Section 13(d) and Section 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) becomes, directly or indirectly, the “beneficial owner” as defined in Rule 13d-3 under the Exchange Act of securities of the Company that represent more than fifty percent (50%) of the combined voting power of the Company’s then outstanding voting securities (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Section 2(f)(ii), the following acquisitions shall not constitute a Change in Control: (I) any acquisition directly from the Company principally for bona fide equity financing purposes, (II) any acquisition by the Company, (III) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate, (IV) any acquisition by any corporation pursuant to a transaction that complies with Sections 2(f)(iv)(A) and 2(f)(iv)(B), (V) any acquisition involving beneficial ownership of less than fifty percent (50%) of the then-outstanding Common Shares (the “Outstanding Company Common Shares”) or the Outstanding Company Voting Securities that is determined by the Board, based on review of public disclosure by the acquiring Person with respect to its passive investment intent, not to have a purpose or effect of changing or influencing the control of the Company; provided, however, that for purposes of this clause (V), any such acquisition in connection with (x) an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents or (y) any “Business Combination” (as defined below) shall be presumed to be for the purpose or with the effect of changing or influencing the control of the Company;

(iii)	During any period of not more than two (2) consecutive years, individuals who constitute the Board as of the beginning of the period (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the beginning of such period, whose election or nomination for election was approved by a vote of at least two-thirds (2/3) of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) will be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board will be deemed to be an Incumbent Director;

(iv)	Consummation of a merger, amalgamation or consolidation (a “Business Combination”) of the Company with any other corporation, unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Shares and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Shares and the Outstanding Company Voting Securities, as the case may be, and (B) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Business Combination were Incumbent Directors at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination;

(v)	Shareholder approval of a plan of complete liquidation of the Company.

(g)	“Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto. Reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.

(h)	“Committee” means a committee of at least two people as the Board may appoint to administer the Plan or, if no such committee has been appointed by the Board, the Board.

(i)	“Common Shares” means shares of the Company’s common stock (and any stock or other securities into which such ordinary shares may be converted or into which they may be exchanged).

(j)	“Company” means AppTech Corp., a Wyoming corporation.

(k)	“Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization.

(l)	“Effective Date” means the date means the date on which the Plan is approved by the shareholders of the Company.

(m)	“Eligible Director” means a person who is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act.

(n)	“Eligible Person” with respect to an Award denominated in Common Shares, means any (i) individual employed by the Company or an Affiliate; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement which includes rules regarding equity entitlement or in an agreement or instrument relating thereto; (ii) director of the Company or an Affiliate; (iii) consultant or advisor to the Company or an Affiliate; provided that if the Securities Act applies such persons must be eligible to be offered securities registrable on Form S-8 under the Securities Act; or (iv) prospective employees, directors, officers, consultants or advisors who have accepted offers of employment or consultancy from the Company or its Affiliates (and would satisfy the provisions of clauses (i) through (iii) above once he or she begins employment with or begins providing services to the Company or its Affiliates).

(o)	“Exchange Act” has the meaning given such term in the definition of “Change in Control,” and any reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

(p)	“Exercise Price” has the meaning given such term in Section 7(b) of the Plan.

(q)	“Fair Market Value” means, as of any date, the value of Common Shares determined as follows:

(i)	If the Common Shares are listed on any established stock exchange or a national market system will be the closing sales price for such shares (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(ii)	If the Common Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Common Share will be the mean between the high bid and low asked prices for the Common Shares on the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(iii)	In the absence of an established market for the Common Shares, the Fair Market Value will be determined in good faith by the Committee.

(r)	“Good Reason” means, if applicable to any Participant in the case of a particular Award, as defined in the Participant’s employment agreement or the applicable Award agreement.

(s)	“Immediate Family Members” shall have the meaning set forth in Section 15(b).

(t)	“Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan.

(u)	“Indemnifiable Person” shall have the meaning set forth in Section 4(e) of the Plan.

(v)	”Mature Shares” means Common Shares owned by a Participant that are not subject to any pledge or security interest and that have been either previously acquired by the Participant on the open market or meet such other requirements, if any, as the Committee may determine are necessary in order to avoid an accounting earnings charge on account of the use of such shares to pay the Exercise Price or satisfy a tax or deduction obligation of the Participant.

(w)	“Non-Qualified Stock Option” means an Option that is not designated by the Committee as an Incentive Stock Option.

(x)	“Option” means an Award granted under Section 7 of the Plan.

(y)	“Option Period” has the meaning given such term in Section 7(c) of the Plan.

(z)	“Outstanding Company Common Shares” has the meaning given such term in the definition of “Change in Control.”

(aa)	“Outstanding Company Voting Securities” has the meaning given such term in the definition of “Change in Control.”

(bb)	“Participant” means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to Section 6 of the Plan.

(cc)	“Performance Compensation Award” shall mean any Award designated by the Committee as a Performance Compensation Award pursuant to Section 11 of the Plan.

(dd)	“Performance Criteria” shall mean the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under the Plan.

(ee)	“Performance Formula” shall mean, for a Performance Period, the one or more formulae applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

(ff)	“Performance Goals” shall mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria.

(gg)	“Performance Period” shall mean the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Compensation Award.

(hh)	“Permitted Transferee” shall have the meaning set forth in Section 15(b) of the Plan.

(ii)	“Person” has the meaning given such term in the definition of “Change in Control.”

(jj)	“Plan” means this AppTech Corp. 2021 Equity Incentive Plan, as amended from time to time.

(kk)	“Qualifying Termination” means, except as otherwise provided by the Committee as set forth in the Award, the occurrence of either a termination of a Participant’s employment by the Company without Cause or for Good Reason, in either case, occurring on or within the twelve (12) month period (or such other period specified in the applicable Award Agreement) following the consummation of a Change in Control.

(ll)	“Restricted Period” means the period of time determined by the Committee during which an Award is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.

(mm)	“Restricted Stock Unit” means an unfunded and unsecured promise to deliver Common Shares, cash, other securities or other property, subject to certain performance or time-based restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

(nn)	“Restricted Stock” means Common Shares, subject to certain specified performance or time-based restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

(oo)	“Retirement” means, in the case of a particular Award, the definition set forth in the applicable Award Agreement.

(pp)	“SAR Period” has the meaning given such term in Section 8(b) of the Plan.

(qq)	“Securities Act” means the Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of the Securities Act shall be deemed to include any rules, regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, rules, regulations or guidance.

(rr)	“Stock Appreciation Right” or ”SAR” means an Award granted under Section 8 of the Plan.

(ss)	”Stock Bonus Award” means an Award granted under Section 10 of the Plan.

(tt)	“Strike Price” means, except as otherwise provided by the Committee in the case of Substitute Awards, (i) in the case of a SAR granted in tandem with an Option, the Exercise Price of the related Option, or (ii) in the case of a SAR granted independent of an Option, the Fair Market Value on the Date of Grant.

(uu)	“Subsidiary” means, with respect to any specified Person:

(i)	any corporation, association or other business entity of which more than fifty percent (50%) of the total voting power of shares (without regard to the occurrence of any contingency and after giving effect to any voting agreement or shareholders’ agreement that effectively transfers voting power) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

(ii)	any partnership (or any comparable foreign entity (a) the sole general partner (or functional equivalent thereof) or the managing general partner of which is such Person or Subsidiary of such Person or (b) the only general partners (or functional equivalents thereof) of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).

(vv)	“Substitute Award” has the meaning given such term in Section 5(e).

3.	Effective Date; Duration. The Plan shall be effective as of the Effective Date. The expiration date of the Plan, on and after which date no Awards may be granted hereunder, shall be the tenth anniversary of the Effective Date; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.

4.	Administration.

(a)	The Committee shall administer the Plan. To the extent required to comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under the Plan), it is intended that each member of the Committee shall, at the time he or she takes any action with respect to an Award under the Plan, be an Eligible Director. However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.

(b)	Subject to the provisions of the Plan and applicable law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by the Plan or by the Board, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Common Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the form of Award agreement and the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Common Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Common Shares, other securities, other Awards or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the Committee; (vii) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan; (ix) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards, including, but not limited to, upon a Qualifying Termination; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(c)	The Committee may delegate to one (1) or more officers of the Company or any Affiliate the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election that is the responsibility of or that is allocated to the Committee herein, and that may be so delegated as a matter of law, except for grants of Awards to persons subject to Section 16 of the Exchange Act.

(d)	Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award or any documents evidencing Awards granted pursuant to the Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons or entities, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any shareholder of the Company.

(e)	No member of the Board, the Committee, delegate of the Committee or any employee or agent of the Company (each such person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award hereunder. Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s bad faith, fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Articles of Incorporation or Bylaws. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.

(f)	Notwithstanding anything to the contrary contained in the Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer the Plan with respect to such Awards. In any such case, the Board shall have all the authority granted to the Committee under the Plan.

5.             Grant of Awards; Shares Subject to the Plan; Limitations.

(a)	The Committee may, from time to time, grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Bonus Awards and/or Performance Compensation Awards to one or more Eligible Persons.

(b)	Subject to Section 12 of the Plan, Awards granted under the Plan shall be subject to the following limitations: (i) the Committee is authorized to deliver under the Plan an aggregate of 10,000,000 (ten million) Common Shares; and (ii) the maximum number of Common Shares that may be granted under the Plan during any single fiscal year to any Participant who is a non-employee director, when taken together with any cash fees paid to such non-employee director during such year in respect of his or her service as a non-employee director (including service as a member or chair of any committee of the Board), shall not exceed $750,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes); provided that the non-employee directors who are considered independent (under the rules of The NASDAQ Stock Market or other securities exchange on which the Common Shares are traded) may make exceptions to this limit for a non-executive chair of the Board, if any, in which case the non-employee Director receiving such additional compensation may not participate in the decision to award such compensation.

(c)	In the event that (i) any Option or other Award granted hereunder is exercised through the tendering of Common Shares (either actually or by attestation) or by the withholding of Common Shares by the Company, or (ii) tax or deduction liabilities arising from such Option or other Award are satisfied by the tendering of Common Shares (either actually or by attestation) or by the withholding of Common Shares by the Company, then in each such case the Common Shares so tendered or withheld shall be added to the Common Shares available for grant under the Plan on a one-for-one basis. Shares underlying Awards under this Plan that are forfeited, cancelled, expire unexercised, or are settled in cash are available again for Awards under the Plan.

(d)	Common Shares delivered by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase, or a combination of the foregoing.

(e)	Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). The number of Common Shares underlying any Substitute Awards shall not be counted against the aggregate number of Common Shares available for Awards under the Plan.

6.	Eligibility. Participation shall be limited to Eligible Persons who have entered into an Award agreement or who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan.

7.	Options.

(a)	Generally. Each Option granted under the Plan shall be evidenced by an Award agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement. All Options granted under the Plan shall be Non-Qualified Stock Options unless the applicable Award agreement expressly states that the Option is intended to be an Incentive Stock Option. The maximum aggregate number of Common Shares that may be issued through the exercise of Incentive Stock Options granted under the Plan is 10,000,000 (ten million) Common Shares. Incentive Stock Options shall be granted only to Eligible Persons who are employees of the Company and its Affiliates, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the shareholders of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(1) of the Code; provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Non-Qualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such non-qualification, such Option or portion thereof shall be regarded as a Non-Qualified Stock Option appropriately granted under the Plan.

(b)	Exercise Price. Except with respect to Substitute Awards, the exercise price (“Exercise Price”) per Common Share for each Option shall not be less than one hundred percent (100%) of the Fair Market Value of such share determined as of the Date of Grant; provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns shares representing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or any related corporation (as determined in accordance with Treasury Regulation Section 1.422-2(f)), the Exercise Price per share shall not be less than one hundred and ten percent (110%) of the Fair Market Value per share on the Date of Grant and provided further, that, notwithstanding any provision herein to the contrary, the Exercise Price shall not be less than the par value per Common Share.

(c)	Vesting and Expiration. Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “Option Period”); provided, however, that the Option Period shall not exceed five (5) years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns shares representing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or any related corporation (as determined in accordance with Treasury Regulation Section 1.422-2(f)); provided, further, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any Option, which acceleration shall not affect the terms and conditions of such Option other than with respect to exercisability. Unless otherwise provided by the Committee in an Award agreement: (i) the unvested portion of an Option shall expire upon termination of employment or service of the Participant granted the Option, and the vested portion of such Option shall remain exercisable for (A) one (1) year following termination of employment or service by reason of such Participant’s death or disability (as determined by the Committee), but not later than the expiration of the Option Period or (B) ninety (90) days following termination of employment or service for any reason other than such Participant’s death or disability, and other than such Participant’s termination of employment or service for Cause, but not later than the expiration of the Option Period; and (ii) both the unvested and the vested portion of an Option shall expire upon the termination of the Participant’s employment or service by the Company for Cause. If the Option would expire at a time when the exercise of the Option would violate applicable securities laws, the expiration date applicable to the Option will be automatically extended to a date that is thirty (30) calendar days following the date such exercise would no longer violate applicable securities laws (so long as such extension shall not violate Section 409A of the Code); provided, that in no event shall such expiration date be extended beyond the expiration of the Option Period.

(d)	Method of Exercise and Form of Payment. No Common Shares shall be delivered pursuant to any exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any taxes required to be withheld or paid. Options that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Option accompanied by payment of the Exercise Price. The Exercise Price shall be payable (i) in cash, check, cash equivalent and/or Common Shares valued at the fair market value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of Common Shares in lieu of actual delivery of such shares to the Company); provided that such Common Shares are not subject to any pledge or other security interest and are Mature Shares and; (ii) by such other method as the Committee may permit in accordance with applicable law, in its sole discretion, on a case by case basis, including without limitation: (A) in other property having a fair market value on the date of exercise equal to the Exercise Price or (B) if there is a public market for the Common Shares at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered a copy of irrevocable instructions to a stockbroker to sell the Common Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price or (C) by a “net exercise” method whereby the Company withholds from the delivery of the Common Shares for which the Option was exercised that number of Common Shares having a fair market value equal to the aggregate Exercise Price for the Common Shares for which the Option was exercised. No fractional Common Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Common Shares, or whether such fractional Common Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

(e)	Notification upon Disqualifying Disposition of an Incentive Stock Option. Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he makes a disqualifying disposition of any Common Shares acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Common Shares before the later of (A) two (2) years after the Date of Grant of the Incentive Stock Option or (B) one (1) year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession of any Common Shares acquired pursuant to the exercise of an Incentive Stock Option as agent for the applicable Participant until the end of the period described in the preceding sentence.

(f)	Compliance with Laws, etc. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner that the Committee determines would violate the Sarbanes-Oxley Act of 2002, if applicable, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded.

8.             Stock Appreciation Rights.

(a)	Generally. Each SAR granted under the Plan shall be evidenced by an Award agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each SAR so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement. Any Option granted under the Plan may include tandem SARs. The Committee also may award SARs to Eligible Persons independent of any Option.

(b)	Exercise Price. The Exercise Price per Common Share for each SAR shall not be less than one hundred percent (100%) of the Fair Market Value of such share determined as of the Date of Grant.

(c)	Vesting and Expiration. A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. A SAR granted independent of an Option shall vest and become exercisable and shall expire in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “SAR Period”); provided, however, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any SAR, which acceleration shall not affect the terms and conditions of such SAR other than with respect to exercisability. Unless otherwise provided by the Committee in an Award agreement: (i) the unvested portion of a SAR shall expire upon termination of employment or service of the Participant granted the SAR, and the vested portion of such SAR shall remain exercisable for (A) one (1) year following termination of employment or service by reason of such Participant’s death or disability (as determined by the Committee), but not later than the expiration of the SAR Period or (B) ninety (90) days following termination of employment or service for any reason other than such Participant’s death or disability, and other than such Participant’s termination of employment or service for Cause, but not later than the expiration of the SAR Period; and (ii) both the unvested and the vested portion of a SAR shall expire upon the termination of the Participant’s employment or service by the Company for Cause. If the SAR would expire at a time when the exercise of the SAR would violate applicable securities laws, the expiration date applicable to the SAR will be automatically extended to a date that is thirty (30) calendar days following the date such exercise would no longer violate applicable securities laws (so long as such extension shall not violate Section 409A of the Code); provided, that in no event shall such expiration date be extended beyond the expiration of the SAR Period.

(d)	Method of Exercise. SARs that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded. Notwithstanding the foregoing, if on the last day of the Option Period (or in the case of a SAR independent of an option, the SAR Period), the fair market value exceeds the Strike Price, the Participant has not exercised the SAR or the corresponding Option (if applicable), and neither the SAR nor the corresponding Option (if applicable) has expired, such SAR shall be deemed to have been exercised by the Participant on such last day and the Company shall make the appropriate payment therefor.

(e)	Payment. Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR that are being exercised multiplied by the excess, if any, of the fair market value of one Common Share on the exercise date over the Strike Price, less an amount equal to any taxes required to be withheld or paid. The Company shall pay such amount in cash, in Common Shares valued at fair market value, or any combination thereof, as determined by the Committee. No fractional Common Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Common Shares, or whether such fractional Common Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

9.             Restricted Stock and Restricted Stock Units.

(a)	Generally. Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each such grant shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement.

(b)	Restricted Accounts; Escrow or Similar Arrangement. Upon the grant of Restricted Stock, a book entry in a restricted account shall be established in the Participant’s name at the Company’s transfer agent and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than held in such restricted account pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate share power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank share power within the amount of time specified by the Committee, the Award shall be null and void. Subject to the restrictions set forth in this Section 9 and the applicable Award agreement, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including without limitation the right to vote such Restricted Stock and the right to receive dividends, if applicable. To the extent shares of Restricted Stock are forfeited, any share certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect thereto shall terminate without further obligation on the part of the Company.

(c)	Vesting; Acceleration of Lapse of Restrictions. Unless otherwise provided by the Committee in an Award agreement the unvested portion of Restricted Stock and Restricted Stock Units shall terminate and be forfeited upon termination of employment or service of the Participant granted the applicable Award.

(d)	Delivery of Restricted Stock and Settlement of Restricted Stock Units.

(i)	Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Award agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his beneficiary, without charge, the share certificate evidencing the shares of Restricted Stock that have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends, if any, that may have been withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, at the sole discretion of the Committee, in Common Shares having a fair market value equal to the amount of such dividends, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends (except as otherwise set forth by the Committee in the applicable Award agreement).

(ii)	Unless otherwise provided by the Committee in an Award agreement, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his beneficiary, without charge, one (1) Common Share for each such outstanding Restricted Stock Unit; provided, however, that the Committee may, in its sole discretion, elect to (i) pay cash or part cash and part Common Share in lieu of delivering only Common Shares in respect of such Restricted Stock Units or (ii) defer the delivery of Common Shares (or cash or part Common Shares and part cash, as the case may be) beyond the expiration of the Restricted Period if such delivery would result in a violation of applicable law until such time as is no longer the case. If a cash payment is made in lieu of delivering Common Shares, the amount of such payment shall be equal to the fair market value of the Common Shares as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units, less an amount equal to any taxes required to be withheld or paid.

10.	Stock Bonus Awards. The Committee may issue unrestricted Common Shares, or other Awards denominated in Common Shares, under the Plan to Eligible Persons, either alone or in tandem with other awards, in such amounts as the Committee shall from time to time in its sole discretion determine. Each Stock Bonus Award granted under the Plan shall be evidenced by an Award agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each Stock Bonus Award so granted shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement.

11.	Performance Compensation Awards.

(a)	Generally. The Committee shall have the authority, at the time of grant of any Award described in Sections 7 through 10 of the Plan, to designate such Award as a Performance Compensation Award. The Committee shall have the authority to make an award of a cash bonus to any Participant and designate such Award as a Performance Compensation Award. Unless otherwise determined by the Committee, all Performance Compensation Awards shall be evidenced by an Award agreement.

(b)	Discretion of Committee with Respect to Performance Compensation Awards. The Committee shall have the discretion to establish the terms, conditions and restrictions of any Performance Compensation Award. With regard to a particular Performance Period, the Committee shall have sole discretion to select the length of such Performance Period, the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal (s), the kind(s) and/or level(s) of the Performance Goals(s) that is (are) to apply and the Performance Formula.

(c)	Performance Criteria. The Committee may establish Performance Criteria that will be used to establish the Performance Goal(s) for Performance Compensation Awards which may be based on the attainment of specific levels of performance of the Company (and/or one or more Affiliates, divisions, business segments or operational units, or any combination of the foregoing) and may include, without limitation, any of the following: (i) net earnings or net income (before or after taxes); (ii) basic or diluted earnings per share (before or after taxes); (iii) revenue or revenue growth (measured on a net or gross basis); (iv) gross profit or gross profit growth; (v) operating profit (before or after taxes); (vi) return measures (including, but not limited to, return on assets, capital, invested capital, equity, or sales); (vii) cash flow (including, but not limited to, operating cash flow, free cash flow, net cash provided by operations and cash flow return on capital); (viii) financing and other capital raising transactions (including, but not limited to, sales of the Company’s equity or debt securities); (ix) earnings before or after taxes, interest, depreciation and/or amortization; (x) gross or operating margins; (xi) productivity ratios; (xii) share price (including, but not limited to, growth measures and total shareholder return); (xiii) expense targets; (xiv) margins; (xv) productivity and operating efficiencies; (xvi) customer satisfaction; (xvii) customer growth; (xviii) working capital targets; (xix) measures of economic value added; (xx) inventory control; (xxi) enterprise value; (xxii) sales; (xxiii) debt levels and net debt; (xxiv) combined ratio; (xxv) timely launch of new facilities; (xxvi) client retention; (xxvii) employee retention; (xxviii) timely completion of rollouts of new products and services; (xxix) cost targets; (xxx) reductions and savings; (xxxi) productivity and efficiencies; (xxxii) strategic partnerships or transactions; and (xxxiii) personal targets, goals or completion of projects. Any one (1) or more of the Performance Criteria may be used on an absolute or relative basis to measure the performance of the Company and/or one or more Affiliates as a whole or any business unit(s) of the Company and/or one or more Affiliates or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Criteria may be compared to the performance of a selected group of comparison or peer companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. Any Performance Criteria that are financial metrics, may be determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”) or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP.

(d)	Modification of Performance Goal(s). The Committee is authorized at any time to adjust or modify the calculation of a Performance Goal for such Performance Period, based on and in order to appropriately reflect any specified circumstance or event that occurs during a Performance Period, including but not limited to the following: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) unusual and/or infrequently occurring items as described in Accounting Principles Board Opinion No. 30 (or any successor pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; (vi) acquisitions or divestitures; (vii) discontinued operations; (viii) any other specific unusual or infrequently occurring or non-recurring events, or objectively determinable category thereof; (ix) foreign exchange gains and losses; and (x) a change in the Company’s fiscal year.

(e)	Terms and Conditions to Receipt of Payment. Unless otherwise provided in the applicable Award agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period. A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) all or some of the portion of such Participant’s Performance Compensation Award has been earned for the Performance Period based on the application of the Performance Formula to such achieved Performance Goals. Following the completion of a Performance Period, the Committee shall determine whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate the amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the amount of each Participant’s Performance Compensation Award actually payable for the Performance Period.

(f)	Timing of Award Payments. Except as provided in an Award agreement, Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following the Committee’s determination in accordance with Section 11(e).

12.	Changes in Capital Structure and Similar Events. In the event of (i) any dividend (other than ordinary cash dividends) or other distribution (whether in the form of cash, Common Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, amalgamation, consolidation, spin-off, split-up, split-off, combination, repurchase or exchange of Common Shares or other securities of the Company, issuance of warrants or other rights to acquire Common Shares or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a Change in Control) that affects the Common Shares, or (ii) unusual or infrequently occurring events (including, without limitation, a Change in Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate, then the Committee shall make any such adjustments in such manner as it may deem equitable, including without limitation any or all of the following:

(a)	adjusting any or all of (A) the number of Common Shares or other securities of the Company (or number and kind of other securities or other property) that may be delivered in respect of Awards or with respect to which Awards may be granted under the Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of the Plan) and (B) the terms of any outstanding Award, including, without limitation, (1) the number of Common Shares or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the Exercise Price or Strike Price with respect to any Award or (3) any applicable performance measures (including, without limitation, Performance Criteria and Performance Goals);

(b)	providing for a substitution or assumption of Awards in a manner that substantially preserves the applicable terms of such Awards;

(c)	accelerating the exercisability or vesting of, lapse of restrictions on, or termination of, Awards or providing for a period of time for exercise prior to the occurrence of such event;

(d)	modifying the terms of Awards to add events, conditions or circumstances (including termination of employment within a specified period after a Change in Control) upon which the exercisability or vesting of or lapse of restrictions thereon will accelerate;

(e)	deeming any performance measures (including, without limitation, Performance Criteria and Performance Goals) satisfied at target, maximum or actual performance through closing or such other level determined by the Committee in its sole discretion, or providing for the performance measures to continue (as is or as adjusted by the Committee) after closing;

(f)	providing that for a period prior to the Change in Control determined by the Committee in its sole discretion, any Options or SARs that would not otherwise become exercisable prior to the Change in Control will be exercisable as to all Common Shares subject thereto (but any such exercise will be contingent upon and subject to the occurrence of the Change in Control and if the Change in Control does not take place after giving such notice for any reason whatsoever, the exercise will be null and void) and that any Options or SARs not exercised prior to the consummation of the Change in Control will terminate and be of no further force and effect as of the consummation of the Change in Control; and

(g)	canceling any one or more outstanding Awards and causing to be paid to the holders thereof, in cash, Common Shares, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the Committee (which if applicable may be based upon the price per Common Share received or to be received by other shareholders of the Company in such event), including without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the fair market value (as of a date specified by the Committee) of the Common Shares subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the fair market value of a Common Share subject thereto may be canceled and terminated without any payment or consideration therefor); provided, however, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Accounting Standards Codification Topic 718), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

13.           Amendments and Termination.

(a)	Amendment and Termination of the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that (i) no amendment to Section 13(b) (to the extent required by the proviso in such Section 13(b)) shall be made without shareholder approval and (ii) no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or requirements of any securities exchange or inter-dealer quotation system on which the Common Shares may be listed or quoted); provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

(b)	Amendment of Award Agreements. The Committee may, to the extent consistent with the terms of any applicable Award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award agreement, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant; provided, further, that without shareholder approval, except as otherwise permitted under Section 12 of the Plan, (i) no amendment or modification may reduce the Exercise Price of any Option or the Strike Price of any SAR, (ii) the Committee may not cancel any outstanding Option or SAR where the Fair Market Value of the Common Shares underlying such Option or SAR is less than its Exercise Price and replace it with a new Option or SAR, another Award or cash and (iii) the Committee may not take any other action that is considered a “repricing” for purposes of the shareholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Common Shares are listed or quoted.

14.           General.

(a)	Award Agreements. Each Award under the Plan shall be evidenced by an Award agreement, which shall be delivered to the Participant (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)) and shall specify the terms and conditions of the Award and any rules applicable thereto, including without limitation, the effect on such Award of the death, disability or termination of employment or service of a Participant, or of such other events as may be determined by the Committee.

(b)	Nontransferability.

(i)	Each Award shall be exercisable only by a Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(ii)	Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award agreement to preserve the purposes of the Plan, to: (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and his or her Immediate Family Members; (C) a partnership or limited liability company whose only partners or stockholders are the Participant and his or her Immediate Family Members; or (D) any other transferee as may be approved either (I) by the Board or the Committee in its sole discretion, or (II) as provided in the applicable Award agreement. (each transferee described in clauses (A), (B), (C) and (D) above is hereinafter referred to as a “Permitted Transferee”); provided that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.

(iii)	The terms of any Award transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan, or in any applicable Award agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the Common Shares to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award agreement, that such a registration statement is necessary or appropriate; (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and (D) the consequences of the termination of the Participant’s employment by, or services to, the Company or an Affiliate under the terms of the Plan and the applicable Award agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award agreement.

(c)	Tax Withholding and Deductions.

(i)	A Participant shall be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right and is hereby authorized to deduct and withhold, from any cash, Common Shares, other securities or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, Common Shares, other securities or other property) of any required taxes (up to the maximum statutory rate under applicable law as in effect from time to time as determined by the Committee) and deduction in respect of an Award, its grant, vesting or exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such taxes.

(ii)	Without limiting the generality of clause (i) above, the Committee may, in its sole discretion, determined on a case by case basis, permit a Participant to satisfy, in whole or in part, the foregoing tax and deduction liability by (A) the delivery of Common Shares (which are not subject to any pledge or other security interest and are Mature Shares, except as otherwise determined by the Committee) owned by the Participant having a fair market value equal to such liability or (B) having the Company withhold from the number of Common Shares otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a Fair Market Value equal to such liability.

(d)	No Claim to Awards; No Rights to Continued Employment; Waiver. No employee of the Company or an Affiliate, or other person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Company or any of its Affiliates may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or any Award agreement. By accepting an Award under the Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under the Plan or any Award agreement, notwithstanding any provision to the contrary in any written employment contract or other agreement between the Company and its Affiliates and the Participant, whether any such agreement is executed before, on or after the Date of Grant.

(e)	Addenda. The Committee may adopt such addenda to the Plan as it may consider necessary or appropriate for the purpose of granting Awards, which Awards may contain such terms and conditions as the Committee deems necessary or appropriate to accommodate differences in local law, tax policy or custom, which may deviate from the terms and conditions set forth in this Plan. The terms of any such addenda shall supersede the terms of the Plan to the extent necessary to accommodate such differences but shall not otherwise affect the terms of the Plan as in effect for any other purpose. With respect to Participants who reside or work outside of the United States of America, the Committee may in its sole discretion amend the terms of the Plan or outstanding Awards with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or its Affiliates.

(f)	Designation and Change of Beneficiary. Each Participant may file with the Committee a written designation of one or more persons as the beneficiary(ies) who shall be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon his death. A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

(g)	Termination of Employment/Service. Unless determined otherwise by the Committee at any point following such event: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence nor a transfer from employment or service with the Company to employment or service with an Affiliate (or vice-versa) shall be considered a termination of employment or service with the Company or an Affiliate; and (ii) if a Participant’s employment with the Company and its Affiliates terminates, but such Participant continues to provide services to the Company and its Affiliates in a non-employee capacity (or vice-versa), such change in status shall not be considered a termination of employment with the Company or an Affiliate.

(h)	No Rights as a Stockholder. Except as otherwise specifically provided in the Plan or any Award agreement, no person shall be entitled to the privileges of ownership in respect of Common Shares or other securities that are subject to Awards hereunder until such shares have been issued or delivered to that person.

(i)	Government and Other Regulations.

(i)	The obligation of the Company to settle Awards in Common Shares or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any Common Shares or other securities pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the Common Shares or other securities to be offered or sold under the Plan. The Committee shall have the authority to provide that all certificates for Common Shares or other securities of the Company or any Affiliate delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award agreement, the federal securities laws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or inter-dealer quotation system upon which such shares or other securities are then listed or quoted and any other applicable federal, state, local or non-U.S. laws, and, without limiting the generality of Section 9 of the Plan, the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

(ii)	The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of Common Shares from the public markets, the Company’s issuance of Common Shares or other securities to the Participant, the Participant’s acquisition of Common Shares or other securities from the Company and/or the Participant’s sale of Common Shares to the public markets, illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award denominated in Common Shares in accordance with the foregoing, the Company shall pay to the Participant an amount equal to the excess of (A) the aggregate fair market value of the Common Shares subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of delivery of Common Shares (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof.

(j)	Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(k)	Nonexclusivity of the Plan. Neither the adoption of this Plan by the Board nor the submission of this Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options or other equity-based awards otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

(l)	No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and a Participant or other person or entity, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

(m)	Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of the Company and its Affiliates and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than himself.

(n)	Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.

(o)	Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of South Carolina applicable to contracts made and performed wholly within the State of South Carolina, without giving effect to the conflict of laws provisions thereof. Each party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the state and federal courts seated in Columbia, South Carolina (and any appellate courts thereof) in any action or proceeding arising out of or relating to this Plan, and each of the parties hereby irrevocably and unconditionally (a) agrees not to commence any such action or proceeding except in such courts, (b) agrees that any claim in respect of any such action or proceeding may be heard and determined in such court, (c) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in any such court, and (d) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each party hereby knowingly, voluntarily and intentionally irrevocably waives the right to a trial by jury in respect to any litigation, dispute, claim, legal action or other legal proceeding based hereon, or arising out of, under, or in connection with, this Plan.

(p)	Severability. If any provision of the Plan or any Award or Award agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(q)	Obligations Binding on Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, amalgamation, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

(r)	Code Section 409A.

(i)	Notwithstanding any provision of this Plan to the contrary, all Awards made under this Plan are intended to be exempt from or, in the alternative, comply with Code Section 409A and the interpretive guidance thereunder, including the exceptions for stock rights and short-term deferrals. The Plan shall be construed and interpreted in accordance with such intent. Each payment under an Award shall be treated as a separate payment for purposes of Code Section 409A.

(ii)	If a Participant is a “specified employee” (as such term is defined for purposes of Code Section 409A) at the time of his or her termination of service, no amount that is Non-Qualified deferred compensation subject to Code Section 409A and that becomes payable by reason of such termination of service shall be paid to the Participant (or in the event of the Participant’s death, the Participant’s representative or estate) before the earlier of (x) the first business day after the date that is six months following the date of the Participant’s termination of service, and (y) within thirty (30) days following the date of the Participant’s death. For purposes of Code Section 409A, a termination of service shall be deemed to occur only if it is a “separation from service” within the meaning of Code Section 409A, and references in the Plan and any Award agreement to “termination of service” or similar terms shall mean a “separation from service.” If any Award is or becomes subject to Code Section 409A, unless the applicable Award agreement provides otherwise, such Award shall be payable upon the Participant’s “separation from service” within the meaning of Code Section 409A. If any Award is or becomes subject to Code Section 409A and if payment of such Award would be accelerated or otherwise triggered under a Change in Control, then the definition of Change in Control shall be deemed modified, only to the extent necessary to avoid the imposition of an excise tax under Code Section 409A, to mean a “change in control event” as such term is defined for purposes of Code Section 409A.

(iii)	Any adjustments made pursuant to Section 12 to Awards that are subject to Code Section 409A shall be made in compliance with the requirements of Code Section 409A, and any adjustments made pursuant to Section 12 to Awards that are not subject to Code Section 409A shall be made in such a manner as to ensure that after such adjustment, the Awards either (x) continue not to be subject to Code Section 409A or (y) comply with the requirements of Code Section 409A.

(s)	Expenses; Gender; Titles and Headings. The expenses of administering the Plan shall be borne by the Company and its Affiliates. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

(t)	Other Agreements. Notwithstanding the above, the Committee may require, as a condition to the grant of and/or the receipt of Common Shares or other securities under an Award, that the Participant execute lock-up, shareholder or other agreements, as it may determine in its sole and absolute discretion.

(u)	Payments. Participants shall be required to pay, to the extent required by applicable law, any amounts required to receive Common Shares or other securities under any Award made under the Plan.

(v)	Erroneously Awarded Compensation. All Awards shall be subject (including on a retroactive basis) to (i) any clawback, forfeiture or similar incentive compensation recoupment policy established from time to time by the Company, including, without limitation, any such policy established to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act, (ii) applicable law (including, without limitation, Section 304 of the Sarbanes-Oxley Act and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act), and/or (iii) the rules and regulations of the applicable securities exchange or inter-dealer quotation system on which the Common Shares or other securities are listed or quoted, and such requirements shall be deemed incorporated by reference into all outstanding Award agreements.

[Signature page follows]

IN WITNESS WHEREOF, this AppTech Corp. 2021 Equity Incentive Plan has been duly approved and adopted by the Company and the shareholders as of the dates set forth below.

Adopted by consent of the Board: ____________ __, 2021

Shareholder Approved: __________________ __, 2021

APPTECH CORP.

By:

Title:

Date:

[Signature page to AppTech Corp. 2021 Equity Incentive Plan]

ADDENDUM A

APPTECH CORP

2021 EQUITY INCENTIVE PLAN

CALIFORNIA PARTICIPANTS

Prior to the date, if ever, on which the Common Shares of the Company becomes a listed security and/or the Company is subject to the reporting requirements of the Exchange Act, the terms of this Addendum shall apply to Awards issued to a Participant whose Award is issued in reliance on Section 25102(o) of the California Corporations Code (a “California Participant”). This Addendum is intended to satisfy the requirements of Section 25102(o) of the California Corporations Code and the regulations issued thereunder (“Section 25102(o)”). Definitions in the Plan and Award Agreement are applicable to this Addendum.

1.	In the event of termination of the Participant’s employment or other service other than for Cause, Options that are exercisable on the date of termination may not terminate prior to the earlier to occur of the Option expiration date or thirty (30) days from termination (six (6) months if termination is due to death or disability).

2.	Notwithstanding anything to the contrary in the Plan, no Option Award may be exercisable on or after the tenth (10th) anniversary of the grant date and any Award Agreement shall terminate on or before the tenth (10th) anniversary of the grant date.

3.	Options granted under the Plan shall be non-transferable other than by will, by the laws of descent and distribution, to a revocable trust or as permitted by Rule 701 of the Securities.

4.	Notwithstanding anything to the contrary in the Plan dealing with capital adjustments, the Board shall in any event make such adjustments as may be required by Section 25102(o).

5.	The Company shall furnish summary financial information (audited or unaudited) of the Company’s financial condition and results of operations, consistent with the requirements of applicable laws, at least annually to each California Participant during the period such Participant has one or more Awards outstanding, and in the case of an individual who acquired shares of Common Stock pursuant to the Plan, during the period such Participant owns such shares of Common Stock; provided, however, the Company shall not be required to provide such information if (a) the issuance is limited to key persons whose duties in connection with the Company assure their access to equivalent information or (b) the Plan complies with all conditions of Rule 701 of the Securities Act; provided that for purposes of determining such compliance, any registered domestic partner shall be considered a “family member” as that term is defined in Rule 701.

6.	The Plan must be approved by a majority of the outstanding securities entitled to vote by the later of (a) within twelve (12) months before or after the date the Plan is adopted or (b) prior to or within twelve (12) months of the granting of any Option or issuance of any security under the Plan in the State of California. Any Option granted to any person in the State of California that is exercised before security holder approval is obtained must be rescinded if security holder approval is not obtained in the manner described in the preceding sentence. Such securities shall not be counted in determining whether such approval is obtained. This provision shall not apply to a foreign private issuer, as defined by Rule 3b-4 of the Exchange Act, provided that the aggregate number of persons in the State of California granted options under all option plans and agreements and issued securities under all purchase and bonus plans and agreements does not exceed thirty five (35).